                         PROSPECTUS DATED JUNE 26, 2000

                                      FOR

                     MAINSTAY PREMIUM PLUS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Prospectus describes the individual flexible premium MainStay Premium Plus Variable Annuity policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC"). We designed these policies to assist individuals with their long-term retirement planning needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when income payments commence, and a guaranteed death benefit if the owner or annuitant dies before income payments have commenced.

     NYLIAC will apply a credit to your premium payments. (See "Credit" at page 22.) Fees and charges for a policy with a credit may be higher than those for other policies, and over time, the amount of the credit may be more than offset by those higher charges.

     Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take the money out of your policy which can be done in several ways. You can split your premium payments among a guaranteed interest option, a general account option specifically for the dollar cost averaging program and the twenty-six variable investment divisions listed below.

  -    MainStay VP Capital Appreciation
  -    MainStay VP Cash Management
  -    MainStay VP Convertible
  -    MainStay VP Government
  -    MainStay VP High Yield Corporate Bond
  -    MainStay VP International Equity
  -    MainStay VP Total Return
  -    MainStay VP Value
  -    MainStay VP Bond
  -    MainStay VP Growth Equity
  -    MainStay VP Indexed Equity
  -    American Century Income & Growth
  -    Dreyfus Large Company Value
  -    Eagle Asset Management Growth Equity
  -    Lord Abbett Developing Growth
  -    Alger American Small Capitalization
  -    Calvert Social Balanced
  -    Fidelity VIP II Contrafund(R)
  -    Fidelity VIP Equity-Income
  -    Janus Aspen Series Balanced
  -    Janus Aspen Series Worldwide Growth
  -    MFS(R) Growth With Income Series
  -    MFS(R) Research Series
  -    Morgan Stanley UIF Emerging Markets Equity
  -    T. Rowe Price Equity Income
  -    Van Eck Worldwide Hard Assets

     You may allocate initial premiums, and thereafter may maintain the Accumulation Value in up to 18 Allocation Alternatives and the DCA Advantage Plan Account inclusively.

     We do not guarantee the investment performance of these variable investment divisions. Depending on current market conditions, you can make or lose money in any of the investment divisions.

     You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless attached to current prospectuses for the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Fidelity Variable Insurance Products Fund II (VIP II), the Fidelity Variable Insurance Products Fund (VIP), the Janus Aspen Series, the MFS(R) Variable Insurance Trust(sm), the Universal Institutional Funds, Inc., the T. Rowe Price Equity Series, Inc. and the Van Eck Worldwide Insurance Trust (the "Funds", each individually a "Fund").

     To learn more about the policy, you can obtain a copy of the Statement of Additional Information ("SAI") dated June 26, 2000. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 762-6212 or write to us at the address above.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
DEFINITIONS............................    3
FEE TABLE..............................    5
QUESTIONS AND ANSWERS ABOUT MAINSTAY
  PREMIUM PLUS VARIABLE ANNUITY........   10
FINANCIAL STATEMENTS...................   16
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE
  ACCOUNT..............................   17
  New York Life Insurance and Annuity
     Corporation.......................   17
  The Separate Account.................   17
  The Portfolios.......................   17
  Additions, Deletions or Substitutions
     of Investments....................   18
  Reinvestment.........................   19
THE POLICIES...........................   19
  Selecting the Variable Annuity That's
     Right for You.....................   19
  Qualified and Non-Qualified
     Policies..........................   20
  Policy Application and Premium
     Payments..........................   20
  Payments Returned for Insufficient
     Funds.............................   21
  Credit...............................   22
  Your Right to Cancel ("Free Look")...   22
  Issue Ages...........................   23
  Transfers............................   23
  Procedures for Telephone
     Transactions......................   23
  Dollar Cost Averaging (DCA)
     Programs..........................   23
     (a) Traditional Dollar Cost
          Averaging....................   24
     (b) The DCA Advantage Plan........   24
  Automatic Asset Reallocation.........   25
  Interest Sweep.......................   25
  Accumulation Period..................   26
     (a) Crediting of Premium
          Payments.....................   26
     (b) Valuation of Accumulation
          Units........................   26
  Third Party Investment Advisory
     Arrangements......................   26
  Policy Owner Inquiries...............   26
CHARGES AND DEDUCTIONS.................   27
  Surrender Charges....................   27
  Amount of Surrender Charge...........   27
  Exceptions to Surrender Charges......   27
  Other Charges........................   28
     (a) Separate Account Charge.......   28
     (b) Policy Service Charge.........   28
     (c) Investment Protection Plan
          Rider Charge.................   28

                                         PAGE
                                         ----
     (d) Rider Risk Charge
       Adjustment......................   28
     (e)  Fund Charges.................   29
  Group and Sponsored Arrangements.....   29
  Taxes................................   29
DISTRIBUTIONS UNDER THE POLICY.........   29
  Surrenders and Withdrawals...........   29
     (a) Surrenders....................   30
     (b) Partial Withdrawals...........   30
     (c) Periodic Partial
          Withdrawals..................   30
     (d) Hardship Withdrawals..........   30
  Required Minimum Distribution
      Option...........................   30
  Our Right to Cancel..................   31
  Annuity Commencement Date............   31
  Death Before Annuity Commencement....   31
  Income Payments......................   32
     (a) Election of Income Payment
          Options......................   32
     (b) Other Methods of Payment......   33
     (c) Proof of Survivorship.........   33
  Delay of Payments....................   33
  Designation of Beneficiary...........   33
  Restrictions Under Internal Revenue
     Code Section 403(b)(11)...........   33
  Loans................................   33
  Riders...............................   34
     (a) Living Needs Benefit Rider....   34
     (b) Unemployment Benefit  Rider...   34
     (c) Investment Protection Plan
          Rider........................   35
THE FIXED ACCOUNT......................   36
     (a) Interest Crediting............   36
     (b) Transfers to Investment
          Divisions....................   36
THE DCA ADVANTAGE PLAN ACCOUNT.........   37
FEDERAL TAX MATTERS....................   37
  Introduction.........................   37
  Taxation of Annuities in General.....   37
  Qualified Plans......................   38
     (a) Section 403(a) Plans..........   39
     (b) Section 403(b) Plans..........   39
     (c) Individual Retirement
          Annuities....................   39
     (d) Roth Individual Retirement
          Annuities....................   39
     (e) Deferred Compensation Plans...   39
DISTRIBUTOR OF THE POLICIES............   39
VOTING RIGHTS..........................   39
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION...............   41

     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL WE AUTHORIZE.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, the Fixed Accumulation Value, and the DCA Accumulation Value of a policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account.

ANNUITANT--The person whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

ANNUITY COMMENCEMENT DATE--The date on which we are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code in the event of the Annuitant's or the policy owner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

CREDIT--An amount we will apply to your Accumulation Value at the time of your premium payments. The Credit is calculated as a percentage of each premium payment and will never be less than 2 percent (the "Credit Rate"). The Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy. The Credit Rate schedule as of the date of this prospectus is set forth on Page 22. With notice to you, in our sole discretion, we may change both the Credit Rates and the total premium payment brackets applicable to future premium payments under this policy.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN ACCOUNT--The 6-month DCA account used specifically for the DCA Advantage Plan.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN--A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Account.

DOLLAR COST AVERAGING ("DCA") ACCUMULATION VALUE--The sum of premium payments and any Credits allocated to the DCA Advantage Plan Account, plus interest credited on those premium payments and any Credits, less any transfers and partial withdrawals from the DCA Advantage Plan, and less any surrender charges and any policy service charges that may already have been assessed from the DCA Advantage Plan. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of our general creditors.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of the Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of our general creditors.

FIXED ACCUMULATION VALUE--The sum of premium payments and any Credits and transfers allocated to the Fixed Account, plus interest credited on those premium payments and any Credits and transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges that may have already been assessed from the Fixed Account.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use in connection with employee retirement plans that qualify for special federal income tax treatment.

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which we measure Policy Years, quarters, months and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies issued under employee retirement plans that qualify for special federal income tax treatment.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

                                   FEE TABLE
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                               MAINSTAY VP
                      MAINSTAY VP    MAINSTAY VP                               HIGH YIELD     MAINSTAY VP
                        CAPITAL         CASH       MAINSTAY VP   MAINSTAY VP    CORPORATE    INTERNATIONAL
                      APPRECIATION   MANAGEMENT    CONVERTIBLE   GOVERNMENT       BOND          EQUITY
                      ------------   -----------   -----------   -----------   -----------   -------------
OWNER TRANSACTION
  EXPENSES
  Surrender
    Charge(as a % of
    amount
    withdrawn)......  8% during Payment Years 1-4; 7% during Payment Year 5; 6% during Payment Year 6; 5%
                      during Payment Year 7; 4% during Payment Year 8; and 0% thereafter.

  Transfer Fee......  There is no transfer fee on the first 12 transfers in any Policy Year. However,
                      NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per Policy Year.
  Annual Policy
    Service
    Charge..........  $30 per policy for policies with less than $100,000 of Accumulation Value.
  Investment
    Protection Plan
    Rider Charge
    (optional)......  Maximum annual charge of 1% of the amount that is guaranteed.
  Rider Risk Charge
    Adjustment
    (optional)......  Maximum charge of 2% of the amount that is guaranteed for cancellation of the
SEPARATE ACCOUNT      Investment Protection Plan.
  ANNUAL EXPENSES
  (as a % of average
    account value)
    (including
    mortality and
    expense risk and
    administrative
    fees)...........     1.60%          1.60%         1.60%         1.60%         1.60%          1.60%
FUND ANNUAL EXPENSES
  AFTER
  REIMBURSEMENT
  (as a % of average
    net assets for
    the fiscal year
    ended
    December 31,
    1999)(a)
  Advisory Fees.....     0.36%          0.25%         0.36%         0.30%         0.30%          0.60%
  Administration
    Fees............     0.20%          0.20%         0.20%         0.20%         0.20%          0.20%
  Other Expenses....     0.06%          0.06%         0.15%         0.09%         0.07%          0.27%
  Total Fund Annual
    Expenses........     0.62%          0.51%         0.71%         0.59%         0.57%          1.07%

                                                                                             AMERICAN    DREYFUS
                      MAINSTAY VP                               MAINSTAY VP   MAINSTAY VP    CENTURY      LARGE
                         TOTAL      MAINSTAY VP   MAINSTAY VP     GROWTH        INDEXED      INCOME &    COMPANY
                        RETURN         VALUE         BOND         EQUITY        EQUITY        GROWTH      VALUE
                      -----------   -----------   -----------   -----------   -----------    --------    -------
OWNER TRANSACTION
  EXPENSES
  Surrender Charge
    (as a % of
    amount
    withdrawn)......  8% during Payment Years 1-4; 7% during Payment Year 5; 6% during Payment Year 6; 5% during
                      Payment Year 7; 4% during Payment Year 8; and 0% thereafter.


  Transfer Fee......  There is no transfer fee on the first 12 transfers in any Policy Year. However, NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per
                      Policy Year.
  Annual Policy
    Service
    Charge..........  $30 per policy for policies with less than $100,000 of Accumulation Value.
  Investment
    Protection Plan
    Rider Charge
    (optional)......  Maximum annual charge of 1% of the amount that is guaranteed.
  Rider Risk Charge
    Adjustment
    (optional)......  Maximum charge of 2% of the amount that is guaranteed for cancellation of the Investment
SEPARATE ACCOUNT      Protection Plan.
  ANNUAL EXPENSES
  (as a % of average
    account value)
    (including
    mortality and
    expense risk and
    administrative
    fees)...........     1.60%         1.60%         1.60%         1.60%         1.60%        1.60%       1.60%
FUND ANNUAL EXPENSES
  AFTER
  REIMBURSEMENT
  (as a % of average
    net assets for
    the fiscal year
    ended December
    31, 1999)(a)
  Advisory Fees.....     0.32%         0.36%         0.25%         0.25%         0.10%        0.50%       0.60%
  Administration
    Fees............     0.20%         0.20%         0.20%         0.20%         0.20%        0.20%       0.20%
  Other Expenses....     0.06%         0.07%         0.05%         0.04%         0.06%        0.15%(b)    0.15%(b)
  Total Fund Annual
    Expenses........     0.58%         0.63%         0.50%         0.49%         0.36%        0.85%       0.95%

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                          EAGLE
                          ASSET                          ALGER                                                       JANUS
                        MANAGEMENT    LORD ABBETT       AMERICAN       CALVERT       FIDELITY       FIDELITY VIP     ASPEN
                          GROWTH      DEVELOPING         SMALL          SOCIAL        VIP II          EQUITY-        SERIES
                          EQUITY        GROWTH       CAPITALIZATION    BALANCED    CONTRAFUND(R)       INCOME       BALANCED
                        ----------    -----------    --------------    --------    -------------    ------------    --------
OWNER TRANSACTION
  EXPENSES
  Surrender Charge
    (as a % of
    amount
    withdrawn)......   8% during Payment Years 1-4; 7% during Payment Year 5; 6% during Payment Year 6; 5% during Payment
                       Year 7; 4% during Payment Year 4; and 0% thereafter.

  Transfer Fee......   There is no transfer fee on the first 12 transfers in any Policy Year. However, NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per Policy Year.
  Annual Policy
    Service
    Charge..........   $30 per policy for policies with less than $100,000 of Accumulation Value.
  Investment
    Protection Plan
    Rider Charge
    (optional)......   Maximum annual charge of 1% of the amount that is guaranteed.
  Rider Risk Charge
    Adjustment
    (optional)......   Maximum charge of 2% of the amount that is guaranteed for cancellation of the Investment Protection
SEPARATE ACCOUNT       Plan.
  ANNUAL EXPENSES
  (as a % of average
    account value)
    (including
    mortality and
    expense risk and
    administrative
    fees)...........      1.60%          1.60%            1.60%          1.60%          1.60%           1.60%         1.60%
FUND ANNUAL EXPENSES
  AFTER
  REIMBURSEMENT
  (as a % of average
    net assets for
    the fiscal year
    ended
    December 31,
    1999)(a)
  Advisory Fees.....      0.50%          0.60%            0.85%          0.70%(c)       0.58%           0.48%         0.65%
  Administration
    Fees............      0.20%          0.20%              --             --             --              --            --
  Other Expenses....      0.15%(b)       0.15%(b)         0.05%          0.19%(c)       0.09%           0.09%         0.02%
  Total Fund Annual
    Expenses........      0.85%          0.95%            0.90%          0.89%(c)       0.67%(d)        0.57%(d)      0.67%(e)

                                                                    MORGAN
                                                                   STANLEY
                      JANUS ASPEN       MFS(R)                       UIF
                        SERIES          GROWTH         MFS(R)      EMERGING   T. ROWE PRICE     VAN ECK
                       WORLDWIDE     WITH INCOME      RESEARCH     MARKETS       EQUITY        WORLDWIDE
                        GROWTH          SERIES         SERIES       EQUITY       INCOME       HARD ASSETS
                      -----------    -----------      --------     --------   -------------   -----------
OWNER TRANSACTION
  EXPENSES
  Surrender Charge
    (as a % of
    amount
    withdrawn)......  8% during Payment Years 1-4; 7% during Payment Year 5; 6% during Payment Year 6; 5%
                      during Payment Year 7; 4% during Payment Year 8; and 0% thereafter.

  Transfer Fee......  There is no transfer fee on the first 12 transfers in any Policy Year. However,
                      NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per Policy Year.
  Annual Policy
    Service
    Charge..........  $30 per policy for policies with less than $100,000 of Accumulation Value.
  Investment                                                                      .
    Protection Plan
    Rider Charge
    (optional)......  Maximum annual charge of 1% of the amount that is guaranteed
  Rider Risk Charge
    Adjustment
    (optional)......  Maximum charge of 2% of the amount that is guaranteed for cancellation of the
SEPARATE ACCOUNT      Investment Protection Plan.
  ANNUAL EXPENSES
  (as a % of average
    account value)
    (including
    mortality and
    expense risk and
    administrative
    fees)...........     1.60%           1.60%           1.60%       1.60%        1.60%          1.60%
FUND ANNUAL EXPENSES
  AFTER
  REIMBURSEMENT
  (as a % of average
    net assets for
    the fiscal year
    ended December
    31, 1999)(a)
  Advisory Fees.....     0.65%           0.75%           0.75%       0.42%        0.85%(g)       1.00%
  Administration
    Fees............       --              --              --        0.25%          --             --
  Other Expenses....     0.05%           0.13%           0.11%       1.12%          --           0.26%
  Total Fund Annual
    Expenses........     0.70%(e)        0.88%           0.86%       1.79%(f)     0.85%          1.26%

------------

(a) The Fund or its agents provided the fees and charges which are based on 1999 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.
(b)  "Other Expenses" and "Total Fund Annual Expenses" for the
     American Century Income & Growth, Dreyfus Large Company
     Value, Eagle Asset Management Growth Equity and Lord Abbett
     Developing Growth Portfolios reflect an expense reimbursement agreement that ended December 31, 1999 limiting "Other Expenses" to 0.15% annually. In the absence of the expense reimbursement arrangement, the "Total Fund
     Annual Expenses" would have been 0.92%, 1.00%, 0.87% and
     1.04% for the American Century Income & Growth, Dreyfus
     Large Company Value, Eagle Asset Management Growth Equity and Lord Abbett Developing Growth Portfolios, respectively.
(c) "Other Expenses" reflect an indirect fee. The Portfolio has an offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net fund operating expenses after reductions for such expense offset arrangement would be 0.86% for Social
     Balanced Portfolio. Total expenses have been restated to reflect expenses expected to be incurred in 2000.
(d) Through arrangements with certain funds or FMR on behalf of certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. With these reductions, total operating expenses presented in the table would have been 0.65% for the Fidelity VIP II Contrafund(R) Portfolio and 0.56% for the Fidelity VIP Equity-Income Portfolio.
(e)  Expenses are based upon expenses for the fiscal year ended
     December 31, 1999, restated to reflect a reduction in the management fee for Worldwide Growth and Balanced portfolios.
     Expenses are subject to voluntary waivers by Janus Capital.
     Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.
(f) Morgan Stanley Asset Management has voluntarily agreed to waive its "Advisory Fees" and/or reimburse the Portfolio, if necessary, to the extent that the "Total Fund Annual
     Expenses" of the Portfolio exceeds 1.75% of average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the portfolio's annual operating expenses include certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed which were 0.04% of the average daily net assets for 1999. The fee waivers and reimbursements described above may be terminated by Morgan Stanley Asset Management at any time without notice. Absent such reductions, "Advisory Fees,"
     "Administration Fees" and "Total Fund Annual Expenses" would have been 1.25%, 0.25% and 2.62% respectively.
(g) The "Advisory Fees" include the ordinary operating expenses of the Fund.

EXAMPLES(1)

     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Account and the Funds. However, the table does not reflect the charges for the optional Investment Protection Plan Rider, which would add a maximum of $10.30 per year for each year that the rider is in effect. If you cancel the rider at any time prior to surrendering the policy, a one-time charge of up to $20.60 would apply.

     Charges and expenses may be higher or lower in future years. For more information, see "Charges and Deductions" at page 27 and the Fund prospectuses which accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes on surrender of the policy or on the Annuity Commencement Date.

     You would pay the following expenses on a hypothetical $1,000 investment in each of the Investment Divisions listed, assuming a 5% annual return on assets:

        1. If you surrender your policy at the end of the stated time period:

                                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                         --------   --------   --------   --------
                MainStay VP Capital Appreciation.......................  $ 97.44    $150.34    $195.82    $265.37
                MainStay VP Cash Management............................  $ 96.39    $147.20    $190.54    $253.96
                MainStay VP Convertible................................  $ 98.29    $152.89    $200.11    $274.58
                MainStay VP Government.................................  $ 97.15    $149.49    $194.39    $262.26
                MainStay VP High Yield Corporate Bond..................  $ 96.95    $148.90    $193.41    $260.18
                MainStay VP International Equity.......................  $101.71    $163.10    $217.16    $310.71
                MainStay VP Total Return...............................  $ 97.06    $149.20    $193.91    $261.23
                MainStay VP Value......................................  $ 97.53    $150.62    $196.30    $266.39
                MainStay VP Bond.......................................  $ 96.30    $146.91    $190.05    $252.91
                MainStay VP Growth Equity..............................  $ 96.19    $146.62    $189.58    $251.87
                MainStay VP Indexed Equity.............................  $ 94.96    $142.91    $183.31    $238.23
                American Century Income & Growth.......................  $ 99.62    $156.87    $206.77    $288.78
                Dreyfus Large Company Value............................  $100.57    $159.70    $211.51    $298.82
                Eagle Asset Management Growth Equity...................  $ 99.62    $156.87    $206.77    $288.78
                Lord Abbett Developing Growth..........................  $100.57    $159.70    $211.51    $298.82
                Alger American Small Capitalization....................  $100.10    $158.29    $209.14    $293.81
                Calvert Social Balanced................................  $100.00    $158.00    $208.67    $292.80
                Fidelity VIP Contrafund(R).............................  $ 97.91    $151.76    $198.21    $270.50
                Fidelity VIP Equity-Income.............................  $ 96.95    $148.90    $193.41    $260.18
                Janus Aspen Series Balanced............................  $ 97.91    $151.76    $198.21    $270.50
                Janus Aspen Series Worldwide Growth....................  $ 98.20    $152.61    $199.65    $273.57
                MFS(R) Growth With Income Series.......................  $ 99.90    $157.72    $208.20    $291.80
                MFS(R) Research Series.................................  $ 99.72    $157.15    $207.26    $289.80
                Morgan Stanley UIF Emerging Markets Equity.............  $108.55    $183.25    $250.47    $379.17
                T. Rowe Price Equity Income............................  $ 99.62    $156.87    $206.77    $288.78
                Van Eck Worldwide Hard Assets..........................  $103.52    $168.44    $226.04    $329.26

        2. If you annuitize your policy at the end of the stated time period:

                MainStay VP Capital Appreciation.......................  $ 97.44    $ 72.47    $124.03    $265.37
                MainStay VP Cash Management............................  $ 96.39    $ 69.07    $118.38    $253.96
                MainStay VP Convertible................................  $ 98.29    $ 75.23    $128.64    $274.58
                MainStay VP Government.................................  $ 97.15    $ 71.54    $122.49    $262.26
                MainStay VP High Yield Corporate Bond..................  $ 96.95    $ 70.92    $121.44    $260.18
                MainStay VP International Equity.......................  $101.71    $ 86.27    $146.97    $310.71

------------
(1) For purposes of calculating these examples, we have expressed the annual policy service charge as an annual percentage of assets based on an estimated average size of policies having an Accumulation Value of less than $100,000. This calculation method reasonably reflects the annual policy service charge applicable to policies having an Accumulation Value of less than $100,000. The annual policy service charge does not apply to policies having an Accumulation Value of $100,000 or greater. The expenses shown, therefore, would be slightly lower if your policy's Accumulation Value is $100,000 or greater. The expenses shown also assume any waiver or reimbursement arrangements were in effect for the periods shown.

                                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                         --------   --------   --------   --------
                MainStay VP Total Return...............................  $ 97.06    $ 71.23    $121.98    $261.23
                MainStay VP Value......................................  $ 97.53    $ 72.77    $124.54    $266.39
                MainStay VP Bond.......................................  $ 96.30    $ 68.76    $117.83    $252.91
                MainStay VP Growth Equity..............................  $ 96.19    $ 68.45    $117.32    $251.87
                MainStay VP Indexed Equity.............................  $ 94.96    $ 64.44    $110.58    $238.23
                American Century Income & Growth.......................  $ 99.62    $ 79.53    $135.79    $288.78
                Dreyfus Large Company Value............................  $100.57    $ 82.60    $140.89    $298.82
                Eagle Asset Management Growth Equity...................  $ 99.62    $ 79.53    $135.79    $288.78
                Lord Abbett Developing Growth..........................  $100.57    $ 82.60    $140.89    $298.82
                Alger American Small Capitalization....................  $100.10    $ 81.07    $138.35    $293.81
                Calvert Social Balanced................................  $100.00    $ 80.76    $137.84    $292.80
                Fidelity VIP Contrafund(R).............................  $ 97.91    $ 74.00    $126.60    $270.50
                Fidelity VIP Equity-Income.............................  $ 96.95    $ 70.92    $121.44    $260.18
                Janus Aspen Series Balanced............................  $ 97.91    $ 74.00    $126.60    $270.50
                Janus Aspen Series Worldwide Growth....................  $ 98.20    $ 74.93    $128.14    $273.57
                MFS(R) Growth With Income Series.......................  $ 99.90    $ 80.45    $137.33    $291.80
                MFS(R) Research Series.................................  $ 99.72    $ 79.64    $136.32    $289.80
                Morgan Stanley UIF Emerging Markets Equity.............  $108.55    $108.08    $182.77    $379.17
                T. Rowe Price Equity Income............................  $ 99.62    $ 79.53    $135.79    $288.78
                Van Eck Worldwide Hard Assets..........................  $103.52    $ 92.05    $156.51    $329.26

        3. If you do not surrender your policy:

                MainStay VP Capital Appreciation.......................  $ 23.53    $ 72.47    $124.03    $265.37
                MainStay VP Cash Management............................  $ 22.40    $ 69.07    $118.36    $253.96
                MainStay VP Convertible................................  $ 24.45    $ 75.23    $128.64    $274.68
                MainStay VP Government.................................  $ 23.22    $ 71.54    $122.49    $262.26
                MainStay VP High Yield Corporate Bond..................  $ 23.01    $ 70.92    $121.44    $260.18
                MainStay VP International Equity.......................  $ 28.14    $ 66.27    $146.97    $310.71
                MainStay VP Total Return...............................  $ 23.12    $ 71.23    $121.98    $261.23
                MainStay VP Value......................................  $ 23.63    $ 72.77    $124.54    $266.39
                MainStay VP Bond.......................................  $ 22.30    $ 68.76    $117.83    $252.91
                MainStay VP Growth Equity..............................  $ 22.19    $ 68.45    $117.32    $251.87
                MainStay VP Indexed Equity.............................  $ 20.86    $ 64.44    $110.58    $238.23
                American Century Income & Growth.......................  $ 25.88    $ 79.53    $135.79    $288.78
                Dreyfus Large Company Value............................  $ 26.91    $ 82.60    $140.89    $298.82
                Eagle Asset Management Growth Equity...................  $ 25.88    $ 79.53    $135.79    $288.78
                Lord Abbett Developing Growth..........................  $ 26.91    $ 82.60    $140.89    $298.82
                Alger American Small Capitalization....................  $ 26.40    $ 81.07    $138.35    $293.81
                Calvert Social Balanced................................  $ 26.29    $ 80.76    $137.84    $292.80
                Fidelity VIP Contrafund(R).............................  $ 24.04    $ 74.00    $126.60    $270.50
                Fidelity VIP Equity-Income.............................  $ 23.01    $ 70.92    $121.44    $260.18
                Janus Aspen Series Balanced............................  $ 24.04    $ 74.00    $126.60    $270.50
                Janus Aspen Series Worldwide Growth....................  $ 24.35    $ 74.93    $128.14    $273.57
                MFS(R) Growth With Income Series.......................  $ 26.19    $ 80.45    $137.33    $291.80
                MFS(R) Research Series.................................  $ 25.99    $ 79.84    $136.32    $289.80
                Morgan Stanley UIF Emerging Markets Equity.............  $ 35.51    $108.08    $182.77    $379.17
                T. Rowe Price Equity Income............................  $ 25.88    $ 79.53    $135.79    $288.78
                Van Eck Worldwide Hard Assets..........................  $ 30.09    $ 92.05    $156.51    $329.26

THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES. THE ACTUAL EXPENSES PAID OR PERFORMANCE ACHIEVED MAY BE GREATER OR LESS THAN THOSE SHOWN.

       QUESTIONS AND ANSWERS ABOUT MAINSTAY PREMIUM PLUS VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT MAINSTAY PREMIUM PLUS VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS MAINSTAY PREMIUM PLUS VARIABLE ANNUITY?

     MainStay Premium Plus Variable Annuity is a Flexible Premium Deferred Variable Retirement Annuity policy issued by NYLIAC. We will apply a Credit to premiums paid in a percentage amount according to the Credit Rate schedule then in effect. The Credit Rate schedule may be changed. (See "Credit" at page 22.) You may allocate premium payments to one or more of the Investment Divisions of the Separate Account, the DCA Advantage Plan Account, or to the Fixed Account. The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected, the daily deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Plan Account.

2. WHAT IS THE CREDIT?

     The Credit is a percentage of each premium payment that is added to your Accumulation Value at the time of each premium payment. Credits are applied to the same Allocation Alternatives and/or the DCA Advantage Plan Account in the same percentages as your premium payments. The Credit Rate applicable to a premium payment varies, depending on the total amount of premiums received under the policy. We will deduct the amount of the Credit from the amount returned to you if you cancel your policy. (See "Your Right to Cancel ("Free Look") at page 22.) We will also deduct from the death benefit proceeds any Credit applied within the 12 months preceding the death of the owner or annuitant. (See "Credit" at page 22.)

3. WHERE CAN I ALLOCATE MY PREMIUM PAYMENT?

     (a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

        (i) SEPARATE ACCOUNT

             The Separate Account currently consists of twenty-six Investment Divisions. They are listed on the first page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

        (ii) FIXED ACCOUNT

             Each premium payment, or the portion of any premium payment, you allocate to the Fixed Account will reflect a guaranteed interest rate. (See "The Fixed Account" at page 36.)

     (b) You can also allocate your premium payments to the DCA Advantage Plan. The DCA Advantage Plan consists of a 6-month DCA Advantage Plan Account. NYLIAC will credit interest to amounts held in the DCA Advantage Plan Account at rates we have set in advance. The DCA Advantage Plan allows you to set up automatic dollar cost averaging from the DCA Advantage Plan Account into the Investment Divisions and/or the Fixed Account. (See "The DCA Advantage Plan" at page 24.)

4. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the Annuity Commencement Date. Generally, you can transfer a minimum amount of $500, unless we agree otherwise. You can make unlimited transfers each Policy Year. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first twelve in a given Policy Year. (See "Transfers" at page 36.)

     You can make transfers from the Fixed Account and the DCA Advantage Plan Account, although certain restrictions may apply. (See "The Fixed Account" at page 36 and "The DCA Advantage Plan Account" at page 37). In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options described at pages 24 and 25 of this Prospectus.

5. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date we start making Income Payments to you, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy if on that date the Accumulation Value is below $100,000. In addition, we deduct a daily charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses. This charge, on an annual basis is 1.6% of the average net asset value of the Separate Account. (See "Separate Account Charges" at page 28.)

     We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first eight Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first four Payment Years as follows:

                                                              SURRENDER
                        PAYMENT YEAR                           CHARGE
                        ------------                          ---------
1...........................................................     8%
2...........................................................     8%
3...........................................................     8%
4...........................................................     8%
5...........................................................     7%
6...........................................................     6%
7...........................................................     5%
8...........................................................     4%
9+..........................................................     0%

     For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

     Surrender charges will not be assessed under certain circumstances. For example, in any one Policy Year, you may withdraw free of a surrender charge the greater of (a) 10% of the Accumulation Value at the time of withdrawal or (b) the Accumulation Value of the policy less the accumulated premium payments. (See "Surrender Charges" and "Exceptions to Surrender Charges" at page 27.)

     If you selected the Investment Protection Plan (in states where available), we will deduct a charge on each policy quarter, based on the amount that is guaranteed. (See "Other Charges--Investment Protection Plan Rider Charge" at page 28). The maximum annual charge for this feature is 1% of the amount that is guaranteed. We may deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan. We call this charge a Rider Risk Charge Adjustment. (See "Other Charges--Rider Risk Charge Adjustment" at page 28). The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We set both of these charges at our sole discretion, subject to the stated maximums. You should consult with your registered representative to determine the percentages we are currently charging before you select the Investment Protection Plan. We will not increase either of these charges after the date the rider becomes effective for the Investment Protection Plan.

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which are attached to this Prospectus.)

6. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You can make additional premium payments of at least $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies or such lower amount as we may permit at any time. You have a choice of sending premium payments directly to NYLIAC or through pre-authorized monthly deductions from banks, credit unions or similar accounts. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

7. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     We will allocate the initial premium payment to the Investment Divisions, Fixed Account and/or the DCA Advantage Plan Account you have selected within two Business Days after receipt, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received. We will apply the Credit on your premium payment to the Allocation Alternatives and the DCA Advantage Plan Account at the same time that we allocate your premium payment.

     You may allocate the initial premium payment to, and thereafter may maintain the Accumulation Value in, a maximum of 18 Allocation Alternatives and the DCA Advantage Plan Account inclusively. (See "Automatic Asset Reallocation" at page 25.) Moreover, you may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Alternative at the time you make a premium payment. The minimum amount which you may place in any one Allocation Alternative is $100, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Plan Account is $5,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Alternative and/or the DCA Advantage Plan Account and the number of Allocation Alternatives and the DCA Advantage Plan Account inclusively to which you allocate your Accumulation Value.

8. WHAT HAPPENS IF PREMIUM PAYMENTS ARE NOT MADE?

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

9. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is alive. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "Distributions Under the Policy" at page 29 and "Federal Tax Matters" at page 37.)

10. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner ("Life Income Payment Option"). Income Payments will always be the same specified amount. (See "Income Payments" at page 32.) We may offer other options, at our discretion, where permitted by state law.

11. WHAT HAPPENS IF I DIE OR THE ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary under the policy an amount equal to the greatest of:

        (a) the Accumulation Value, less any outstanding loan balance, less Credit amounts applied within the 12 months immediately preceding death,

        (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals, and surrender charges on those partial withdrawals, or

        (c) the "reset value" (as described on page 31 of this Prospectus) plus any additional premium payments made since the most recent "Reset Anniversary," less any outstanding loan balance, proportional withdrawals made since the most recent Reset Anniversary and any surrender charges applicable to such "proportional withdrawals."

     If the Beneficiary is the spouse of the Annuitant or the owner, see Question 12. (Also see "Death Before Annuity Commencement" at page 31 and "Federal Tax Matters" at page 37.)

12. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse may continue the policy as the new owner and Annuitant if he/she is also the sole Beneficiary (for Non-Qualified, IRA, Roth IRA, TSA or SEP policies only). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death, or the Annuitant's death.

13. CAN I RETURN THE POLICY AFTER IT IS DELIVERED?

     You can cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In states where approved, you will receive the policy's Accumulation Value on the Business Day we receive the policy less the Credit applied, but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the Business Day we receive the policy less the Credit applied, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

14. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "Voting Rights" at page 39.)

15. HOW WILL NYLIAC CALCULATE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNT?

     YIELDS. The yield of the MainStay VP Cash Management Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. In calculating the yield, we assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The current yield is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned in the Cash Management Investment Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of the MainStay VP Government, MainStay VP High Yield Corporate Bond or MainStay VP Bond Investment Divisions refers to the annualized income generated in that Investment Division over a specified thirty-day period. In calculating the yield, we assume that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period. The current yield will be shown as a percentage of the investment.

     The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that the surrender charge is applicable to a particular policy, the yield of that policy will be reduced. Past performance is no indication of future performance. For additional information regarding the yields described above, please refer to the Statement of Additional Information.

     TOTAL RETURN CALCULATIONS. The following tables present performance data for each of the Portfolios for periods ending December 31, 1999. The average annual total return (if surrendered) data reflect all Separate Account and Fund annual expenses shown in the Fee Table on pages 5 through 7. The average annual total return (if surrendered) figures assume that the policy is surrendered at the end of the periods shown. The annual policy service charge, which is charged to policies with an Accumulation Value of less than $100,000, is not reflected. This fee, if applicable, would reduce the rates of return. The average annual total return (no surrenders) does not reflect the deduction of any surrender charges. All rates of return include the reinvestment of investment income, including interest and dividends, but do not include any Credits applied.

     The Portfolios existed prior to the date that they were added to an Investment Division of the Separate Account. For periods prior to an Investment Division's inception date, the performance of the Investment Division was derived from the performance of the corresponding Portfolios, as modified to reflect the Separate Account and Fund annual expenses as if the policy had been available during the periods shown, which it was not. Performance Since Investment Division Inception is not shown because, as of the date of this prospectus, sales of the policy have not begun and no amounts have been allocated to the Investment Divisions. The results shown are not an estimate or guarantee of future investment performance for the Investment Divisions.

                          AVERAGE ANNUAL TOTAL RETURN
                     (FOR PERIODS ENDED DECEMBER 31, 1999)

                                                                                                                 MAINSTAY VP
                                               MAINSTAY VP     MAINSTAY VP                                       HIGH YIELD
                                                 CAPITAL          CASH        MAINSTAY VP     MAINSTAY VP         CORPORATE
           INVESTMENT DIVISIONS:               APPRECIATION    MANAGEMENT     CONVERTIBLE      GOVERNMENT           BOND
           ---------------------               ------------    -----------    -----------     -----------        -----------
         PORTFOLIO INCEPTION DATE:             1/29/93         1/29/93        10/1/96         1/29/93            5/1/95
-------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year.....................................       15.48%          -4.20%         31.79%          -10.22%             3.10%
3 Year.....................................       25.16%           0.91%         15.81%            1.27%             5.34%
5 Year.....................................       25.53%           2.28%                           4.11%
10 Year....................................
Since Portfolio Inception..................       19.89%           2.38%         15.77%            3.27%             9.03%
Since Investment Division Inception*.......
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year.....................................       23.48%           3.23%         39.79%           -3.25%            11.10%
3 Year.....................................       26.84%           3.46%         17.77%            3.80%             7.69%
5 Year.....................................       26.09%           3.53%                           5.28%
10 Year....................................
Since Portfolio Inception..................       20.14%           3.00%         17.51%            3.86%            10.10%
Since Investment Division Inception*.......


                                               EAGLE ASSET
                                               MANAGEMENT     LORD ABBETT      CALVERT      ALGER AMERICAN
                                                 GROWTH       DEVELOPING       SOCIAL           SMALL         FIDELITY VIP II
           INVESTMENT DIVISIONS:                 EQUITY         GROWTH        BALANCED      CAPITALIZATION     CONTRAFUND(R)
           ---------------------                 ------       -----------     --------      --------------    ---------------
         PORTFOLIO INCEPTION DATE:              5/1/98         5/1/98         9/2/86         9/20/88            1/3/95
-------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year.....................................       54.95%         22.15%          2.54%           33.21%            14.34%
3 Year.....................................                                     12.26%           18.89%            22.37%
5 Year.....................................                                     15.39%           20.04%
10 Year....................................                                     10.28%           16.34%
Since Portfolio Inception..................       43.10%          6.22%          9.89%           18.93%            25.16%
Since Investment Division Inception*.......
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year.....................................       62.95%         30.15%         10.50%           41.21%            22.34%
3 Year.....................................                                     14.33%           20.75%            24.13%
5 Year.....................................                                     16.17%           20.71%
10 Year....................................                                     10.28%           16.34%
Since Portfolio Inception..................       46.83%         10.75%          9.89%           18.93%            25.73%
Since Investment Division Inception*.......

---------------
* As of the date of this prospectus, sales of the policies have not yet commenced. Therefore, there is no performance data since Investment Division inception.

                                                                                                    AMERICAN        DREYFUS
        MAINSTAY VP     MAINSTAY VP                                  MAINSTAY VP    MAINSTAY VP      CENTURY         LARGE
       INTERNATIONAL       TOTAL       MAINSTAY VP    MAINSTAY VP      GROWTH         INDEXED       INCOME &        COMPANY
          EQUITY          RETURN          VALUE          BOND          EQUITY         EQUITY         GROWTH          VALUE
       -------------    -----------    -----------    -----------    -----------    -----------     --------        -------
        5/1/95          1/29/93         5/1/95        1/23/84        1/23/84        1/29/93         5/1/98         5/1/98
           18.08%           7.21%         -0.59%        -10.03%         19.96%         10.84%          7.78%         -2.49%
           14.51%          16.75%          4.55%          1.44%         24.05%         23.53%
                           17.70%                         4.46%         24.80%         25.55%
                                                          5.90%         16.14%
           12.73%          13.77%         11.20%          7.52%         13.78%         18.98%         10.16%         -0.47%
           26.08%          15.21%          7.13%         -3.05%         27.96%         18.84%         15.78%          5.08%
           16.51%          18.68%          6.93%          3.97%         25.76%         25.25%
                           18.42%                         5.61%         25.38%         26.11%
                                                          5.90%         16.41%
           13.68%          14.10%         12.20%          7.52%         13.78%         19.24%         14.59%          4.08%

                                                                                      MORGAN
                                                                                      STANLEY
                                       JANUS ASPEN      MFS(R)                          UIF          T. ROWE
       FIDELITY VIP     JANUS ASPEN      SERIES         GROWTH         MFS(R)        EMERGING         PRICE         VAN ECK
          EQUITY-         SERIES        WORLDWIDE     WITH INCOME     RESEARCH        MARKETS        EQUITY        WORLDWIDE
          INCOME         BALANCED        GROWTH         SERIES         SERIES         EQUITY         INCOME       HARD ASSETS
       ------------     -----------    -----------    -----------     --------       --------        -------      -----------
        10/9/86         9/13/93        9/13/93        10/9/95        7/26/95        10/1/96        3/31/94         9/1/89
           -2.85%          16.80%         53.92%         -2.52%         14.13%         84.67%         -5.24%         11.13%
           11.07%          23.91%         33.71%         15.37%         17.84%         10.24%          9.15%        -10.07%
           15.98%          22.10%         31.03%                                                      15.80%         -1.40%
           12.68%                                                                                                     1.42%
           11.85%          18.39%         27.44%         18.25%         19.46%          8.54%         14.85%          2.15%
            4.69%          24.80%         61.92%          5.05%         22.13%         92.67%          2.12%         19.13%
           13.20%          25.62%         33.18%         17.34%         19.73%         12.39%         11.35%         -7.80%
           16.74%          22.72%         31.50%                                                      16.57%         -0.11%
           12.68%                                                                                                     1.42%
           11.85%          18.71%         27.65%         19.20%         20.30%         10.54%         15.38%          2.15%

     For additional information regarding the total return calculations described above, you should refer to the Statement of Additional Information.

16. ARE POLICY LOANS AVAILABLE?

     If you have purchased your policy in connection with a tax-sheltered annuity "TSA" (Section 403(b)) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. (See "Loans" at page 33.)

17. HOW DO I CONTACT MAINSTAY ANNUITIES OR NYLIAC?

REGULAR MAIL      MainStay Annuities
                  P.O. Box 13886
                  Newark, NJ 07188-0886
EXPRESS MAIL      MainStay Annuities (Box 13886)
                  300 Harmon Meadow Boulevard
                  3rd Floor
                  Secaucus, NJ 07094
CUSTOMER SERVICE  (800) 762-6212
AND UNIT VALUES

                              FINANCIAL STATEMENTS

     The audited financial statements of NYLIAC (including the auditor's report) for the fiscal years ended December 31, 1999, 1998 and 1997 are included in the Statement of Additional Information. As of the date of this prospectus, the sale of MainStay Premium Plus policies had not begun. Therefore, no financial statements for the Separate Account are presented.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers other life insurance policies and annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $29.669 billion at the end of 1999. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

     THE SEPARATE ACCOUNT

     The Separate Account was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account's assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Plan Account and any other separate account of NYLIAC.

     The Separate Account currently has 26 Investment Divisions. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results may differ.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We provide certain services to you in connection with the investment of premium payments in the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive a service fee from the investment advisers or other service providers of some of the Funds in return for providing services of this type. Currently, we receive service fees at annual rates ranging from .10% to .21% of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:
--------------------------------------------------------------------------------


FUND                                INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                    -                                   -
MainStay VP Series Fund, Inc.       MacKay Shields LLC                  MainStay VP Capital Appreciation; MainStay VP
                                                                        Cash Management; MainStay VP Convertible;
                                                                        MainStay VP Government; MainStay VP High Yield
                                                                        Corporate Bond; MainStay VP International Equity;
                                                                        MainStay VP Total Return; MainStay VP Value
MainStay VP Series Fund, Inc.       Monitor Capital Advisors LLC        MainStay VP Indexed Equity
MainStay VP Series Fund, Inc.       Madison Square Advisors LLC         MainStay VP Bond;
                                                                        MainStay VP Growth Equity
MainStay VP Series Fund, Inc.       New York Life Insurance Company     MainStay VP American Century Income &   Growth;
                                                                        MainStay VP Dreyfus Large Company Value;
                                                                        MainStay VP Eagle Asset Management Growth
                                                                          Equity;
                                                                        MainStay VP Lord Abbett Developing Growth
The Alger American Fund             Fred Alger Management, Inc.         Alger American Small Capitalization
Calvert Variable Series, Inc.       Calvert Asset Management Company    Calvert Social Balanced
Fidelity Variable Insurance         Fidelity Management and Research    Fidelity VIP II Contrafund(R)
Products Fund II                    Company
Fidelity Variable Insurance         Fidelity Management and Research    Fidelity VIP Equity-Income
Products Fund                       Company
Janus Aspen Series                  Janus Capital Corporation           Janus Aspen Series Balanced;
                                                                        Janus Aspen Series Worldwide Growth
MFS(R) Variable Insurance           MFS(R) Investment Management        MFS(R) Growth With Income Series;
Trust(SM)                                                               MFS(R) Research Series
The Universal Institutional Funds,  Morgan Stanley Asset Management     Morgan Stanley UIF Emerging Markets Equity
Inc.
T. Rowe Price Equity Series, Inc.   T. Rowe Price Associates, Inc.      T. Rowe Price Equity Income
Van Eck Worldwide Insurance Trust   Van Eck Associates Corporation      Van Eck Worldwide Hard Assets

Please refer to the attached prospectuses of the respective Funds for a complete description of the Funds, the investment advisers and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment or other conditions so warrant. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                  THE POLICIES

     This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the policy described in this prospectus, we offer other variable annuities, with different features, fees and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon and liquidity preferences.

     The MainStay Plus Variable Annuity is designed generally for purchasers with an intermediate time horizon. It has the lowest total separate account fees and charges of the three MainStay variable annuities.

     The MainStay Access Variable Annuity is designed generally for purchasers with a shorter time horizon who prefer an annuity with no surrender charges. Although there is no surrender charge under a MainStay Access Variable Annuity, other charges are somewhat higher than those in the MainStay Plus Variable Annuity.

     The MainStay Premium Plus Variable Annuity is designed generally for purchasers who prefer an annuity with a credit. Fees and charges for the MainStay Premium Plus Variable Annuity are somewhat higher than those in the MainStay Plus Variable Annuity, and over time, the amount of the Credit may be more than offset by those higher charges. Furthermore, there may be circumstances in which the purchase of a MainStay Premium Plus Variable Annuity is less advantageous than the purchase of another MainStay Variable Annuity which might have lower fees but no credit. This may be the case, for example, if you intend to make fewer and/or smaller premium payments into the policy, or if you anticipate retaining the policy for a significant time beyond the surrender charge period.

     The chart below outlines some of the different features for each MainStay variable annuity we offer. The MainStay Premium Plus Variable Annuity is offered by this prospectus. The other variable annuities described below are offered by separate prospectuses. Your registered representative can provide you with the prospectuses, which contain more complete information, for the other variable annuities described below. Please read the prospectuses carefully before investing.


                                  MAINSTAY PREMIUM PLUS              MAINSTAY PLUS                 MAINSTAY ACCESS
                                    VARIABLE ANNUITY               VARIABLE ANNUITY               VARIABLE ANNUITY
                              -----------------------------  -----------------------------     ----------------------
DCA Advantage Plan                Yes (6 month account)      Yes (6, 12, 18 month accounts               No
                                                                    are available)
Surrender Charge Period       8 years (8%, 8%, 8%, 8%, 7%,   6 years (7%, 7%, 7%, 6%, 5%,                N/A
                               6%, 5%, 4%) (Based on each     4%) (Based on each premium
                                  premium payment date)              payment date)
Death Benefit Guarantee          Annual Reset to age 80         Annual Reset to age 85*        Annual Reset to age 80
Total Separate Account                    1.60%                          1.40%                          1.55%
Charges (mortality and
expense risk charge and
administration fee)
Annual Policy Fee                          $30                            $30                            $40
Minimum Cash Value Required             $100,000                        $20,000                        $50,000
to Waive Policy Fee

All policies and features may not be available in all states.

* Every 3 years in some states.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select, the interest credited on the Fixed Accumulation Value and, in states where approved, the DCA Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Funds. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Funds' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only), (c) receive Income Payments, and (d) name a payee to receive Income Payments. You cannot lose these rights. However, all rights of ownership cease upon your death.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy with after-tax dollars to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy with pre-tax dollars for use with any one of the tax-qualified plans listed below.

     (1) Section 403(b) Tax Sheltered Annuities purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions;

     (2) Section 408 or 408A Individual Retirement Annuities ("IRAs"), including Roth IRAs;

     (3) Section 457 Deferred Compensation Plans; and

     (4) Section 403(a) annuities.

     Please see "Federal Tax Matters" at page 37 for a detailed description of these plans.

     If you are considering a Qualified Policy, you should be aware that this annuity will fund a retirement plan that already provides tax deferral under the Internal Revenue Code. In such situations, the tax deferral of the annuity does not provide additional benefits. In addition, you should be aware that there are fees and charges in an annuity that may not be included in other types of investments which may be more or less costly. However, the fees and charges under the policies are designed to provide for certain payment guarantees and features that may not be available in these other types of investments. They include:

     (1) a Fixed Account option, which features a guaranteed fixed interest rate;

     (2) a death benefit that is payable should you die while the policy is in force, which is reset every year and is guaranteed to be at least the amount of your premium payments, less any outstanding loan balance, partial withdrawals, surrender charges, and Credits applied within the 12 months immediately preceding death;

     (3) the option for your Beneficiary to receive a guaranteed amount of monthly income for his or her lifetime should you die prior to the Annuity Commencement Date;

     (4) the option to receive a guaranteed amount of monthly income for life after the first Policy Year; and

     (5) two riders (an Unemployment Benefit Rider and a Livings Need Benefit Rider), which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider.

These features are explained in detail in this Prospectus. You should consult with your tax or legal advisor to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     You can purchase a policy by completing an application with a registered representative. The application will be sent along with your initial premium payment to NYLIAC. In addition, in states where permitted, you can also instruct a broker-dealer with whom NYLIAC has entered into an agreement to forward the initial premium payment along with a Policy Request to us. If the application or Policy Request supplied by a broker-dealer is complete and accurate, we will credit the initial premium payment within two Business Days after receipt. If we cannot credit the initial premium payment within five Business Days after we receive it because the application or Policy Request is incomplete or inaccurate, we will contact you or the broker-dealer providing the application or Policy Request and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will offer to refund the initial premium payment immediately. Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. YOU ARE ENCOURAGED TO SEND SUBSEQUENT PREMIUM PAYMENTS DIRECTLY AS INDICATED ON PAGE 16.

     If we issue your policy based on a Policy Request, we will require you to provide to us either a signed acknowledgement of the information contained in the Policy Request in a form acceptable to us, or, where required by applicable state law or regulation, a signed application form. From the time we issue the policy until we receive the signed acknowledgement or application, the Beneficiary under the policy will be the policy owner (or the estate). Also policy transactions may not be made unless the Beneficiary designation or transaction request is signature guaranteed. Upon receipt of the signed acknowledgement or application form, the Beneficiary will be specified under the policy and we will process transactions requested with respect to the policy without requiring a signature guarantee.

     We will allocate initial premium payments directly to the Investment Divisions, the Fixed Account or the DCA Advantage Plan Account in accordance with your initial allocation instructions. We will allocate subsequent premium payments in accordance with your most recent instructions on file with us.

     You may allocate the initial premium payments in up to 18 Allocation Alternatives and the DCA Advantage Plan Account inclusively. Thereafter, you may maintain the Accumulation Value in up to 18 Investment Divisions and the DCA Advantage Plan Account inclusively plus the Fixed Account at any one time. We will credit subsequent premium payments to the policy at the close of the Business Day on which they are received at MainStay Annuities--Client Services. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Alternative at the time a premium payment is made. However, any change to the policy's allocations may not result in the Accumulation Value being allocated to more than 18 Investment Divisions and the DCA Advantage Plan Account inclusively plus the Fixed Account.

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments in the same respective amounts or such lower amount as we may permit at any time or by any method NYLIAC makes available. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other method agreed to by us. You may make additional premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment.

     For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by law.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.

     CREDIT

     We will apply a Credit to your Accumulation Value at the time of each premium payment. The Credit is calculated as a percentage of each premium payment. The percentage will depend on the Credit Rate schedule then in effect, and will never be less than 2 percent. The Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy ("Total Accumulated Premiums"). Withdrawals will not reduce Total Accumulated Premiums. In addition, if we receive more than one premium payment within 180 days of the Policy Date, we will adjust the Credits applied to such payments using the Credit Rate applicable to the later payment(s) made during that period. We will apply any additional Credit amounts resulting from such adjustments as of the date we receive the later premium payment. As of the date of this prospectus, the Credit Rate schedule is as follows:

               CREDIT RATE SCHEDULE
---------------------------------------------------
                                     CREDIT RATE
                                   (AS A % OF EACH
   TOTAL ACCUMULATED PREMIUMS      PREMIUM PAYMENT)
--------------------------------   ----------------
                      but less
     at least             than
   ----------       ----------
      minimum       $   50,000           3.00%
   $   50,000       $  100,000           3.25%
   $  100,000       $  500,000           4.50%
   $  500,000       $1,000,000           4.50%
   $1,000,000*      $2,500,000           4.50%
   $2,500,000       $5,000,000           5.00%
   $5,000,000        unlimited           5.00%

---------------
* Total Accumulated Premiums in excess of $1,000,000 are subject to prior approval. (See "Policy Application and Premium Payments" on page 21.)

     With notice to you, in our sole discretion, we may change both the Credit Rates and the Total Accumulated Premiums brackets applicable to future premium payments under your policy. Subsequent premium payments will receive the Credit Rate then in effect for the applicable bracket. In setting the Credit Rates and associated brackets, NYLIAC will consider fixed and variable expenses incurred in policy issue, servicing and maintenance, the average length of time that policies issued remain in force along with the mortality experience of those policies, and NYLIAC's competitive position in the market place.

     We will deduct the amount of the Credit from the amount returned to you if you cancel your policy. (See "Your Right to Cancel ("Free Look")" below.) Also, we will deduct from the death benefit proceeds any Credit applied within the 12 months immediately preceding the death of the owner or annuitant. (See "Death Before Annuity Commencement" at page 31.)

     Credits are allocated to the same Allocation Alternatives based on the same percentages used to allocate your premium payments. We do not consider Credits to be premium payments for purposes of any discussion in this prospectus. Credits are also not considered to be your investment in the policy for tax purposes.

     Fees and charges for a policy with a Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Separate Account Charge to help recover the cost of providing the Credit under the policy. (See "Charges and Deductions" at page 28.) Over time, the amount of the Credit may be more than offset by those higher charges. There may be circumstances in which the purchase of a MainStay Premium Plus Variable Annuity is less advantageous than the purchase of another MainStay variable annuity which might have lower fees but no credit. This may be the case, for example, if you intend to make fewer and/or smaller premium payments into the policy, or if you anticipate retaining the policy for a significant time beyond the surrender charge period. Under certain circumstances (such as a period of poor market performance), the fees and charges associated with the Credit may exceed the sum of the Credit and any related earnings. You should consider this possibility before purchasing the policy.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You may cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In states where approved, you will receive the policy's Accumulation Value on the Business Day we receive the policy, less the Credit, but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the Business Day we receive the policy, less the Credit, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

     ISSUE AGES

     We can issue Non-Qualified Policies if both you and the Annuitant are not older than age 80. We will accept additional premium payments until either you or the Annuitant reaches the age of 80, unless we agree otherwise. For IRA, Roth IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if the Owner/Annuitant is between the ages of 18 and 80. We will accept additional premium payments until the Owner/Annuitant reaches the age of 80, unless otherwise limited by the terms of a particular plan or unless we agree otherwise.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the Fixed Account at least 30 days before the Annuity Commencement Date. You may not make transfers into the DCA Advantage Plan Account. Transfers made from the DCA Advantage Plan Account to the Investment Divisions are subject to different limitations (See "The DCA Advantage Plan" at page 24.) Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep, and the DCA Advantage Plan, the minimum amount that you may transfer from one Investment Division to other Investment Divisions or to the Fixed Account, is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, and the DCA Advantage Plan, if the value of the remaining Accumulation Units in an Investment Division or Fixed Account would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

     There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Plan will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See "The Fixed Account" at page 36.)

     Your transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "Procedures for Telephone Transactions" below.) We will make transfers from Investment Divisions based on the Accumulation Unit values at the end of the Business Day on which we receive the transfer request. (See "Delay of Payments" at page 33.)

     PROCEDURES FOR TELEPHONE TRANSACTIONS

     You may authorize us to accept telephone instructions from you or other persons you designate for the following types of transactions: premium allocations, transfers among Allocation Alternatives and/or the DCA Advantage Plan, partial withdrawals, periodic partial withdrawals, traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep, or to reset or cancel the Investment Protection Plan. You can elect this feature by completing and signing a Telephone Authorization form. Telephone Authorization may be elected, changed or canceled at any time. You, or other persons you designate, may effect telephone transactions by speaking with a service representative at (800) 762-6212. Furthermore, we will confirm all telephone transactions in writing.

     NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. We must receive telephone transfer requests no later than 4:00 p.m. Eastern Time in order to assure same day processing. We will process requests received after 4:00 p.m. Eastern Time on the next Business Day.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. NYLIAC will also offer the DCA Advantage Plan under which you may utilize a

6-month DCA Account. (See "The DCA Advantage Plan" below.) We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either Dollar Cost Averaging Program.

     We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to move $100 from the Cash Management Investment Division to the MainStay VP Growth Equity Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:


                AMOUNT            ACCUMULATION         ACCUMULATION UNITS
              TRANSFERRED         MUNIT VALUE              PURCHASED
  1              $100                $10.00                  10.00
  2              $100                $ 8.00                  12.50
  3              $100                $12.50                   8.00
  4              $100                $ 7.50                  13.33
Total            $400                $38.00                  43.83

                  The average unit price is calculated as follows:

   Total share price           $38.00
-----------------------     =  ------    =  $9.50
    Number of months             4

                   The average unit cost is calculated as follows:

  Total amount transferred         $400.00
----------------------------    =  -------    =  $9.13
   Total units purchased            43.83

     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Divisions to any combination of Investment Divisions and/or the Fixed Account. You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $5,000 to elect this option. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

     NYLIAC will make all dollar cost averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You may specify any day of the month. In order to process a transfer under our traditional Dollar Cost Averaging option, NYLIAC must have received a request in writing or by telephone (see "Procedures for Telephone Transactions" at page 23) no later than one week prior to the date the transfers are to begin.

     You may cancel the traditional Dollar Cost Averaging option at any time in a written request or by telephone (see "Procedures for Telephone Transactions" at page 23). NYLIAC may also cancel this option if the Accumulation Value is less than $5,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     (b) The DCA Advantage Plan

     This feature permits you to set up automatic dollar cost averaging using the 6-month DCA Advantage Plan Account when an initial premium payment or a subsequent premium payment is made. You can request the DCA Advantage Plan in addition to the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options.

     You must allocate a minimum of $5,000 to the DCA Advantage Plan Account. You must specify the Investment Divisions into which transfers from the DCA Advantage Plan Account are to be made. However, you may not select the DCA Advantage Plan Account if its duration would extend beyond the Annuity

Commencement Date. Amounts in the DCA Advantage Plan Account will be transferred to the Investment Divisions in 6 monthly transfers. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) each subsequent month for the duration of the DCA Advantage Plan Account. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Plan Account. For example, the amount of the first monthly transfer out of the DCA Advantage Plan Account will equal 1/6 of the value of the DCA Advantage Plan Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Plan Account on the date of each transfer.

     You may not have more than one DCA Advantage Plan Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Plan Account that is already open will be allocated to that same DCA Advantage Plan Account. The entire value of the DCA Advantage Plan Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you allocate an initial premium payment to the 6-month DCA Advantage Plan Account under which the 6-month term will end on December 31, 2000 and you make a subsequent premium payment to the 6-month DCA Advantage Plan Account before December 31, 2000, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Plan Account already opened and transfer the entire value of the 6-month DCA Advantage Plan Account to the Investment Divisions by December 31, 2000 even though a portion of the money was not in that DCA Advantage Plan Account for the entire 6-month period.

     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Plan Account. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial premium payment and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

     You cannot make transfers into the DCA Advantage Plan Account from any Allocation Alternative.

     AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in each of these Investment Division's investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. The minimum Variable Accumulation Value required to elect this option is $5,000. There is no minimum amount which you must allocate among the Investment Divisions under this option. There is no charge imposed for Automatic Dollar Cost Averaging.

     You can cancel the Automatic Asset Reallocation option at any time in a written request or by telephone (see "Procedures for Telephone Transactions" at page 23). NYLIAC may also cancel this option if the Accumulation Value is less than $5,000, or such a lower amount as we may determine. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option.

     INTEREST SWEEP

     You can request, prior to the Annuity Commencement Date, that the interest earned on monies allocated to the Fixed Account be transferred from the Fixed Account to any combination of Investment Divisions. You will specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers. The minimum Fixed Accumulation Value required to elect this option is $5,000, but this amount may be reduced at our discretion. NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). There is no charge imposed for the Interest Sweep option.

     You may request the Interest Sweep option in addition to either traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, we will process the Interest Sweep transfer first.

transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, we will process the Interest Sweep transfer first.

     YOU MAY NOT TRANSFER MORE THAN 20% of the Fixed Accumulation Value at the beginning of the Policy Year from the Fixed Account to the Investment Divisions during a Policy Year. (See "The Fixed Account--Transfers to Investment Divisions" at page 36.) If an Interest Sweep option transfer would cause more than 20% of the Fixed Accumulation Value at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and the Interest Sweep option will be automatically suspended.

     You can cancel the Interest Sweep option at any time in a written request or by telephone (see "Procedures for Telephone Transactions" at page 22). We may also cancel this option if the Fixed Accumulation Value is less than $5,000, or such a lower amount as we may determine.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment to one or more Investment Divisions or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $100 (or such lower amount as we may permit). You may also allocate all or a portion of each premium payment to the DCA Advantage Plan Account. The minimum amount that you may allocate to the DCA Account is $5,000. (See "The DCA Advantage Plan" at page 24.) We will allocate the initial premium payment to the Allocation Alternatives and/or the DCA Advantage Plan Account you have specified within two Business Days after receipt. We will allocate additional premium payments to the Allocation Alternatives and/or the DCA Advantage Plan Account at the close of the Business Day on which they are received at MainStay Annuities -- Client Services. We will apply Credits to the same Allocation Alternatives and/or the DCA Advantage Plan Account based on the same percentages used to allocate your premium payments.

     We will credit that portion of each premium payment (and any Credit thereon) you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "The Fixed Account" at page 36 for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

     THIRD PARTY INVESTMENT ADVISORY ARRANGEMENTS

     In some cases, the policy may be sold to policy owners who independently utilize the services of a third party advisor offering asset allocation and/or market timing services. NYLIAC may honor transfer and withdrawal instructions from such asset allocation and market timing services if it has received authorization to do so from the policy owner participating in the service. We do not endorse, approve or recommend such services in any way and you should be aware that fees paid for such services are separate from and in addition to fees paid under the policy.

     Because the amounts associated with some of these transactions may be unusually large, the investment advisers may have difficulty processing the transactions. In addition, execution of such transactions may possibly adversely affect the Variable Accumulation Values of policy owners who are not utilizing asset allocation or market timing services. Accordingly, NYLIAC reserves the right to not accept transfer instructions which are submitted by any person, asset allocation and/or market timing services on behalf of policy owners. We will exercise this right only in accordance with uniform procedures that we may establish from time to time and that will not unfairly discriminate against similarly situated policy owners.

     POLICY OWNER INQUIRIES

     Your inquiries should be addressed to MainStay Annuities. (See page 16).

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, we deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives and/or the DCA Advantage Plan Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative and/or the DCA Advantage Plan Account is less than the necessary surrender charge, we will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative and/or the DCA Advantage Plan Account.

     The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first four Payment Years following the premium payment to which such withdrawal or surrender is attributable is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the eighth Payment Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

                                                              SURRENDER CHARGE
                                                              ----------------
1...........................................................         8%
2...........................................................         8%
3...........................................................         8%
4...........................................................         8%
5...........................................................         7%
6...........................................................         6%
7...........................................................         5%
8...........................................................         4%
9+..........................................................         0%

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

          (a) on amounts you withdraw in any Policy Year which are less than or equal to the greater of (i) 10% of the Accumulation Value at the time of surrender or withdrawal or (ii) the Accumulation Value less accumulated premium payments.

          (b) if NYLIAC cancels the policy;

          (c) when we pay proceeds upon the death of the policy owner or the Annuitant;

          (d) when you select an Income Payment option in any Policy Year after the first Policy Year;

          (e) when a required minimum distribution is made under a Qualified Policy (this amount will, however, count against the first exception described above); and

          (f) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider.

     OTHER CHARGES

     (a) Separate Account Charge

     Prior to the Annuity Commencement Date, we deduct a daily charge from the assets of the Separate Account to compensate us for certain mortality and expense risks we assume under the policies and for providing policy administration services. On an annual basis, the charge equals 1.60% of the average daily net asset value of the Separate Account. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charge is more than sufficient, we will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose, including expenses associated with the Credit.

     (b) Policy Service Charge

     We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary or upon surrender of the policy if on the Policy Anniversary or date of surrender the Accumulation Value is less than $100,000. We deduct the annual policy service charge from each Allocation Alternative and the DCA Advantage Plan Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (c) Investment Protection Plan Rider Charge (optional)

     If you selected the Investment Protection Plan (in states where available), we will deduct a charge on the first Business Day on each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See "Riders--Investment Protection Plan Rider" at page 35). We will deduct the charge from each Allocation Alternative and the DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

     The maximum annual charge is 1% of the amount that is guaranteed. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this feature.

     If you reset the amount that is guaranteed, a new charge for the rider will apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider becomes effective. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

     (d) Rider Risk Charge Adjustment (optional)

     If you cancel the Investment Protection Plan, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date we receive your request. (See "Riders--Investment Protection Plan Rider" at page 35). We will deduct the Rider Risk Charge Adjustment from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

     We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this feature.

     If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

     (e) Fund Charges

     The value of the assets of the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's prospectus.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when a request for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "Federal Tax Matters" at page 37.) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living, by sending a written request to MainStay Annuities. In addition, you may request partial withdrawals and periodic partial withdrawals by telephone. (See "Procedures for Telephone Transactions" at page 23.) The amount available for withdrawal is the Accumulation Value at the end of the Business Day during which we receive the written or telephonic surrender or withdrawal request, less any outstanding loan balance, surrender charges, premium taxes which we may deduct, and policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "Delay of Payments" at page 33.)

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "Federal Tax Matters--Taxation of Annuities in General" at page 37.)

     (a) Surrenders

     We may deduct a surrender charge and any state premium tax, if applicable, less any outstanding loan balance, and less the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. (See "Income Payments" at page 32.) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General" at page 37.)

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Alternatives and/or the DCA Advantage Plan Account in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives and/or the DCA Advantage Plan Account, we will allocate the partial withdrawal on a pro-rata basis. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General" at page 37.)

     If the requested partial withdrawal is greater than the value in any of the Allocation Alternatives and/or the DCA Advantage Plan Account from which the partial withdrawal is being made, we will pay the entire value of that Allocation Alternative and/or the DCA Advantage Plan Account, less any surrender charge that may apply, to you. We will not process partial withdrawal requests if honoring such requests would result in an Accumulation Value of less than $2,000.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You must specify the Investment Divisions and/or the Fixed Account from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General" at page 37.) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may make periodic partial withdrawals from the DCA Advantage Plan Account.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION

     For IRAs and IRA SEPs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later.

     OUR RIGHT TO CANCEL

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible annuity commencement date is the first Policy Anniversary. You may change the Annuity Commencement Date to an earlier date by providing written notice to NYLIAC. The latest possible annuity commencement date is the annuitant's 90(th) birthday. You may defer the Annuity Commencement Date to a later date if we agree to it, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     If you or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. That amount will be the greatest of:

     (a) the Accumulation Value, less any outstanding loan balance, less Credits applied within the 12 months immediately preceding death;

     (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals, and surrender charges on those partial withdrawals; or

     (c) the "reset value" plus any additional premium payments made since the most recent "Reset Anniversary," less any outstanding loan balance, "proportional withdrawals" made since the most recent Reset Anniversary and any surrender charges applicable to such "proportional withdrawals."

     We recalculate the reset value, with respect to any policy, every year from the Policy Date ("Reset Anniversary") until you or the Annuitant reaches age 80. On the first Policy Anniversary, we calculate the reset value by comparing (a) the Accumulation Value; and (b) the total of the premium payments made to the policy, less any partial withdrawals, and surrender charges on those partial withdrawals. The reset value calculated on the second and subsequent Reset Anniversaries is based on a comparison between (a) the Accumulation Value on the current Reset Anniversary; and (b) the reset value on the prior Reset Anniversary, plus any premium payments since the prior Reset Anniversary, less any proportional withdrawals, and surrender charges on those proportional withdrawals. The greater of the compared values will be the new reset value. Please consult with your registered representative regarding the reset value that is available under your particular policy.

     A proportional withdrawal is an amount equal to the amount withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the reset value immediately preceding the withdrawal.

     We have set forth below an example of how we calculate the death benefit. In this example, we have assumed the following:

     (1) you purchase a policy with a $200,000 premium payment;

     (2) a Credit of $9,000 is applied to your policy;

     (3) $20,000 withdrawal is made prior to the policy's first Policy Anniversary;

     (4) the Accumulation Value is $220,000 on the first Policy Anniversary (Reset Anniversary); and

     (5) you die in the second Policy Year and the Accumulation Value of the policy has decreased to $175,000.

              The death benefit is the greatest of:

                       (a)  Accumulation Value                               =  $175,000
                       (b)  Premium payments less any partial                =  $180,000 ($200,000 - $20,000)
                            withdrawals; or
                       (c)  Reset value (Accumulation Value on first         =  $220,000
                            Policy Anniversary)

     In this example, your Beneficiary(ies) would receive $220,000.

     The formula guarantees that the amount we pay will at least equal the sum of all premium payments (less any outstanding loan balance, partial withdrawals, and surrender charges on such partial withdrawals), independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Allocation Alternative and the DCA Advantage Plan Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

          (i) under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policy owner and Annuitant; or

          (ii) under another Income Payment option we may offer at the time. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the policy owner's death. (See "Income Payments" below.)

     If your spouse is the Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policy owner and, (b) if you were the Annuitant, as the Annuitant. If a policy is jointly owned, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "Federal Tax Matters--Taxation of Annuities in General" at page 37.)

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "Delay of Payments" at page 33.)

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     We will make Income Payments under the Life Income Payment Option or under such other option we may offer at that time where permitted by state laws. (See "Annuity Payments" in the Statement of Additional Information.) We will require that a lump sum payment be made if the Accumulation Value is less than $2,000. At any time before the Annuity Commencement Date, you may change the Income Payment option or request any other method of payment we agree to. If the Life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment Option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

     Under Income Payment options involving life income, the payee may not receive Income Payments equal to the total premium payments if the Annuitant dies before the actuarially predicted date of death. We base Income

Payment Options involving life income on annuity tables that vary on the basis of sex, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Other Methods of Payment

     If NYLIAC agrees, you (or the Beneficiary upon the death of you or the Annuitant prior to the Annuity Commencement Date) may choose to have Income Payments made under some other method of payment or in a lump sum.

     (c) Proof of Survivorship

     We may require satisfactory proof of survival from time to time before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request unless:

          1. The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, or trading on the NYSE is otherwise restricted;

          2. An emergency exists as defined by the Securities and Exchange Commission ("SEC");

          3. The SEC permits a delay for the protection of security holders; or

          4. The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     For the same reasons, we will delay transfers from the Separate Account to the Fixed Account.

     We may also delay payments of any amount due from the Fixed Account and/or the DCA Program. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Program. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

     DESIGNATION OF BENEFICIARY

     You may name, in a written form acceptable to us, one or more Beneficiaries. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice in a form acceptable to NYLIAC. If before the Annuity Commencement Date, the Annuitant dies before you and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate. However, if the policy owner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policy owner's estate.

     For policies issued through a Policy Request, the Beneficiary will be the policy owner or his/her estate until the Beneficiary is designated as described under "Policy Application and Premium Payments" at page 21.

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(B)(11)

     Distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% additional income tax as a premature distribution. To the extent that these limitations on distributions conflict with the redeemability provisions of the Investment Company Act of 1940, NYLIAC relies upon a November 28, 1988 no-action letter for exemptive relief.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

     LOANS

     Loans are available only if you have purchased your policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 ("ERISA").

Under your 403(b) policy, you may borrow against your policy's Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. A minimum Accumulation Value of $5,000 must remain in the policy. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy's Accumulation Value on the date of the loan or (b) $50,000. We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% (110% in New York) of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or DCA Advantage Plan Account on a pro rata basis so that the Fixed Accumulation Value equals 125% (110% in New York) of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% (110% in New York) of the outstanding loan balance.

     For plans not subject to ERISA, the interest rate paid by the policy owner of the loan will equal 5%. We will credit the assets being held in the Fixed Account to secure the loan with the minimum guaranteed interest rate of 3%. For plans subject to ERISA, we will apply the interest charged on the loan at the then current prime rate plus 1%. We will credit the money being held in the Fixed Account to secure the loan with a rate of interest that is the prime rate less 1%, but it will always be at least equal to the minimum guaranteed interest rate of 3%. For all plans, we will assess interest in arrears as part of the periodic loan repayments.

     You must repay the loan on a periodic basis at a frequency not less frequently than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

     We permit loans to acquire a principal residence under the same terms described above, except that:

          (a) the minimum loan amount is $5,000; and

          (b) repayment of the loan amount may be extended to a maximum of twenty-five years.

     We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policy owner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

     Loans are subject to the terms of the policy, your 403(b) plan and the Internal Revenue Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans.

     RIDERS

     At no additional charge, we include two riders under the policy: an Unemployment Benefit Rider, for Non-Qualified, IRA and Roth IRA policies, and a Living Needs Benefit Rider, for all types of policies. The first two riders described below provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. The Investment Protection Plan rider is available at an additional cost. The riders are only available in those states where they have been approved. Please consult with your registered representative regarding the availability of these riders in your state.

     (a) Living Needs Benefit Rider

     If the Annuitant enters a nursing home, becomes terminally ill or disabled, you may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You must also provide us with proof that the Annuitant has spent 60 or more consecutive days in a nursing home. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved.

     (b) Unemployment Benefit Rider

     For all Non-Qualified, IRA and Roth IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges. This rider can only be used once. The policy must have been inforce for at least one year and have a minimum Accumulation

Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved.

     (c) Investment Protection Plan Rider (optional)

     THE INVESTMENT PROTECTION PLAN RIDER IS AVAILABLE ONLY IN STATES WHERE APPROVED. If you select this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "Other Charges--Investment Protection Plan Rider Charge" at page 28). When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal. The proportional withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

     The amount that is guaranteed under the rider will depend on when you select or reset it:

          (i) At the time of application: The amount that is guaranteed will equal the initial premium payment and Credit thereon plus any additional premium payments and Credits thereon we receive in the first Policy Year, less all proportional withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

          (ii) While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all proportional withdrawals. The rider will take effect on the next Policy Anniversary following the date we receive your application for the rider.

          (iii) Resetting the guaranteed amount: You may request to reset the amount that is guaranteed at any time while the rider is in effect. The new rider will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all proportional withdrawals. We will also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See "Other Charges--Investment Protection Plan Rider Charge" and "Other Charges--Rider Risk Charge Adjustment" at page 28).

     You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

     You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. You must return the rider to us or to the registered representative through whom it was purchased, with a written request for cancellation. Upon receipt of this request, we will promptly cancel the rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge which may have been deducted. (See "Other Charges--Rider Risk Charge Adjustment" at page 28). The cancellation will be effective on the date we receive your request.

     This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA and SEP-IRA policies if the policy owner is younger than age 66 on the date the rider takes effect.

     Because this rider generally provides protection against decreases in the policy's Accumulation Value due to negative investment performance, this rider may not be a benefit to you if all or most of your Accumulation Value is allocated to the Fixed Account. You should select this rider only if you have or intend to have most or all of your Accumulation Value allocated to the Investment Divisions.

     This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years.

     We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals will impact the guaranteed amount. In this example, we have assumed the following:

          (1) the rider is selected at the time of application;

          (2) an initial premium payment of $100,000 is made;

          (3) a Credit of $4,500 is applied to your policy;

          (4) no additional premium payments are made;

          (5) a withdrawal of $20,000 is made in the eighth Policy Year;

          (6) the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

          (7) the Accumulation Value on the tenth Policy Year has decreased to $50,000.

     The guaranteed amount at time of application was $104,500. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the proportional withdrawal. We calculated the amount of the proportional withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

        Proportional withdrawal = ($20,000/$80,000) x $104,500 = $26,125

     To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the proportional withdrawal from the initial guaranteed amount:
($104,500 - $26,125) = $78,375. If this policy is surrendered in the tenth Policy Year, the policy owner receives $78,375 even though the Accumulation Value has decreased to $50,000.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an annual effective rate of at least 3% to amounts allocated or transferred to the Fixed Account under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account. Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, any Credit thereon, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made.

     (b) Transfers to Investment Divisions

     You may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

          1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is 20% of the Fixed Accumulation Value at the beginning of the Policy Year.

          2. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Accumulation Value, unless we agree otherwise. Additionally, the remaining value in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount must be included in the transfer, unless

     NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out ("FIFO") basis, for purposes of determining the rate at which we credit interest on monies remaining in the Fixed Account.

     Except as part of an existing request relating to the traditional Dollar Cost Averaging option, the Interest Sweep option or the DCA Advantage Plan (where available), you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

     You must make transfer requests in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "Procedures for Telephone Transactions" at page 23.)

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

                         THE DCA ADVANTAGE PLAN ACCOUNT

     Like the Fixed Account, the DCA Advantage Plan Account is also supported by the assets in NYLIAC's general account. The DCA Advantage Plan Account is not registered under the federal securities laws. The information contained in the first paragraph under "The Fixed Account" on page 36, equally applies to the DCA Advantage Plan Account.

     NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Plan Account. We will never declare less than a 3% annual effective rate. Premium payments into the DCA Advantage Plan Account and any Credit thereon will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Plan Account may be different from the rate applied to prior premium payments made into the DCA Advantage Plan Account.

     The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Plan Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Plan Account, amounts in the DCA Advantage Plan Account will not achieve the declared annual effective rate.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy (other than a Qualified Policy used in a retirement plan that qualifies for special federal income tax treatment under
Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from qualified retirement plans under Section 401(a) and from qualified annuities and Tax Sheltered Annuities under Sections 403(a) and 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer is actual age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, or (3) received in substantially equal installments paid at least annually as a life annuity. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED PLANS

     The Qualified Policy is designed for use with several types of qualified plans. The tax rules applicable to participants and beneficiaries in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about use of the policies with the various types of qualified plans. Policy owners and participants under qualified plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of policies for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(a) Plans. Under Section 403(a) of the Code, payments made by employers to purchase annuity contracts, which meet certain requirements, for their employees are excludible from the gross income of the employee. Any amounts distributed to the employees under such annuity contracts are taxable to them in the years in which distributions are made.

          (b) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (c) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (d) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (e) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to, the claims of the general creditors of the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 51 Madison Avenue, New York, New York 10010, is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 7%. A portion of this amount is paid as commissions to registered representatives.

                                 VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the

Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that SAI:

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS.........................................    5
DISTRIBUTOR OF THE POLICIES.................................    6
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
EXPERTS.....................................................    7
OTHER INFORMATION...........................................    7
FINANCIAL STATEMENTS........................................  F-1

 How to obtain a MainStay Premium Plus Variable Annuity Statement of Additional
                                  Information.

               Call (800) 762-6212 or send this request form to:

                            MainStay Annuities
                            51 Madison Avenue
                            Room 3300
                            New York, NY 10010

--------------------------------------------------------------------------------

Please send me a MainStay Premium Plus Variable Annuity Statement of Additional
                                  Information
                              dated June 26, 2000

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                 State                       Zip

                                                             LOGO

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                         INDIVIDUAL RETIREMENT ANNUITY

                              DISCLOSURE STATEMENT

     The following information is being provided to you, the policyowner, in accordance with the requirements of the Internal Revenue Service. This Disclosure Statement is not part of the Prospectus. It includes non-technical explanation of some of the changes made by the Taxpayer Relief Act of 1997 applicable to Individual Retirement Accounts or Annuities (IRAs). You should consult your tax adviser about the specifics of these rules, and remember that the terms of your actual contract and any endorsements will control your rights and obligations.

     1. REVOCATION OF YOUR IRA

     If you have not received this Disclosure Statement at least seven calendar days before the establishment of your Individual Retirement Annuity, you have the right to revoke your Individual Retirement Annuity during the seven calendar day period following the establishment of it. In order to revoke your Individual Retirement Annuity, you must notify us in writing and you must mail or deliver your revocation to NYLIAC. If your revocation is mailed, the date of the postmark (or the date of certification or registration if sent by certified or registered mail) will be considered your revocation date. If you revoke your Individual Retirement Annuity during the seven day period, the entire amount of your account, without any adjustments (for items such as administrative expenses, fees, or fluctuation in market value) will be returned to you.

     2. CONTRIBUTIONS

     (a) Regular IRA. The policyowner may make periodic contributions to a regular IRA in any amount up to the combined tax deductible and non-tax deductible contribution limit described in Section 3 of this Disclosure Statement. All such contributions shall be in cash and shall be invested in accordance with this Disclosure Statement. This IRA cannot be issued as a SIMPLE IRA.

     (b) Spousal IRA. If the policyowner and the spouse file a joint federal income tax return for the taxable year and if the spouse's compensation, if any, includable in gross income for the year is less than the compensation includable in the gross income of the policyowner for the year, the policyowner and the spouse may each establish his or her own individual IRA and may make periodic contributions to their own IRA in accordance with the rules and limits for tax deductible and non-tax deductible contributions contained in Sections 219(c) and 408(o) of the Internal Revenue Code. Such contributions shall be in cash and shall be invested in accordance with this Disclosure Statement.

     (c) Rollover IRA. A rollover contribution by the policyowner shall be a nonperiodic deposit in cash to be invested in accordance with this Disclosure Statement, with respect to which contribution the policyowner warrants that (1) the entire amount rolled over is attributable to a distribution from an employee's trust, an employee's annuity, an annuity contract or another individual retirement account or annuity, which meets the requirements of Internal Revenue Code section 402(c), 403(a)(4), 403(b)(8), or 408(d)(3); (2)
within one (1) year of receiving such distribution, the policyowner did not receive another distribution which constituted a "rollover" referred to in Internal Revenue Code Section 408(d)(3)(B); and (3) the contribution as made satisfies all the requirements for rollover contributions as set forth under the Internal Revenue Code. A rollover contribution attributable to contributions made by an employer to an individual's SIMPLE IRA cannot be made prior to the expiration of the 2-year period beginning on the date the individual first participated in that employer's SIMPLE plan.

     Strict limitations apply to rollovers, and you should seek competent tax advice in order to comply with all the rules governing rollovers.

     (d) Transfers. The policyowner may make an initial or subsequent contribution hereunder by directing a Custodian or Trustee of an existing individual retirement account or individual retirement annuity to transfer an amount in cash to the Individual Retirement Annuity.

     (e) Time to Make Contributions. You may make contributions to your IRA at any time for a taxable year beginning on the first day of that year and ending on the date that your income tax return for that year is due (without regard to any extensions).

                                      IRA-1

     (f) Simplified Employee Pension. If an IRA is established that meets the requirements of a Simplified Employee Pension Plan, your employer may contribute an amount not to exceed the lesser of 15% of your includable compensation ($160,000 for 1999, adjusted for inflation thereafter) or $30,000. The amount of such contribution is not includable in your income as wages (for federal income tax purposes). Within that overall limit you may elect to defer up to $10,000 in 1999 (as adjusted for inflation in accordance with the Internal Revenue Code) of your includable compensation if your employer's SEP plan permits salary reduction contributions and was established on or before December 31, 1996. The amount of such elective deferral is excludable from your income as wages (for federal income tax purposes). For further details, see your employer.

     (g) Responsibility of the Policyowner. If the policyowner contemplates future periodic contributions, rollovers, or transfers to the IRA, such contributions, rollovers or transfers must be made in accordance with the appropriate sections of the Code. It is the policyowner's full and sole responsibility to determine the tax deductibility of all contributions, and to make such contributions in accordance with the Code. Neither the Custodian nor New York Life Insurance and Annuity Corporation are permitted to provide tax advice, and will assume no liability for the tax consequences of any contribution to the IRA.

     3. DEDUCTIBILITY OF CONTRIBUTIONS

     (a) Eligibility. Under the Internal Revenue Code, if neither you nor your spouse is an active participant (see (b) below), you and your spouse may contribute up to $4,000 together (but no more than $2,000 to each individual account) if your combined compensation is at least equal to that amount and take a deduction for the entire amount contributed. If you are an active participant, but have an adjusted gross income (AGI) below a certain level (see (c) below), you may make a deductible contribution. If you are an active participant and you have AGI above that level (see (c) below), the amount of the deductible contribution you may make is phased down and eventually eliminated. If you are not an active participant, but your spouse is an active participant, you may make a $2,000 deductible contribution provided that if your combined AGI is above the specified level (see (c) below), the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated.

     (b) Active Participant. You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your annuity or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, a 403(b) annuity, certain government plans, a salary reduction arrangement (such as a Tax Sheltered Annuity 403(b) arrangement or a 401(k) plan), a Simplified Employee Pension Plan
(SEP), a SIMPLE retirement account or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

     (c) Adjusted Gross Income (AGI). If you or your spouse is an active participant, you must look at your Adjusted Gross Income for the year (if you and your spouse file a joint tax return, you use your combined AGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the threshold level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant.

     If you are single, your threshold AGI level is $32,000 (for 2000). The threshold level if you are married and file a joint tax return is $52,000 (for
2000), and if you are married, but file a separate tax return, the threshold level is $0. However, if only your spouse is an active participant and you file a joint tax return, the threshold level is $150,000 phased out at $160,000 (beginning in 1998).

                                      IRA-2

     The $32,000 and $52,000 threshold levels are to increase in future years as shown below:

                       JOINT RETURNS
                       -------------
FOR TAXABLE YEARS BEGINNING IN:      THE THRESHOLD LEVEL IS:
-------------------------------      -----------------------
2000                                         $52,000
2001                                         $53,000
2002                                         $54,000
2003                                         $60,000
2004                                         $65,000
2005                                         $70,000
2006                                         $75,000
2007 and thereafter                          $80,000

                      SINGLE TAXPAYERS
                      ----------------
FOR TAXABLE YEARS BEGINNING IN:      THE THRESHOLD LEVEL IS:
-------------------------------      -----------------------
2000                                         $32,000
2001                                         $33,000
2002                                         $34,000
2003                                         $40,000
2004                                         $45,000
2005 and thereafter                          $50,000

     If your AGI is less than $10,000 above your threshold level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your threshold level (AGI-threshold level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 (and an additional $2,000 for a Spousal IRA). You can calculate your Deduction Limit as follows:

         10,000 - Excess AGI X Maximum Allowable Deduction = Deduction Limit
               10,000

     You must round up the result to the next highest $10 level (the next highest number which ends in zero). For example, if the result is $1,525, you must round it up to $1,530. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot, in any event, exceed 100% of your compensation.

     (d) Restrictions. No deduction is allowed for (a) contributions other than in cash; (b) contributions (other than those by an employer to a Simplified Employee Pension Plan) made during your calendar year in which you attain age
70 1/2 or thereafter; or (c) for any amount you contribute which was a distribution from another retirement plan ("rollover" contribution). However, the limitations in paragraphs (a) and (b) do not apply to rollover contributions.

     (e) Compensation. For purposes of determining allowable contributions, the term "Compensation" includes all earned income, including net earnings from self employment and alimony or separate maintenance payments received and includable in your gross income, but does not include deferred compensation or any amount received as a pension or annuity.

     4. NONDEDUCTIBLE CONTRIBUTIONS TO IRAS

     Even if you are above the threshold level and, thus, may not make a deductible contribution of $2,000 (and an additional $2,000 for a Spousal IRA), you may still contribute up to the lesser of 100% of compensation or $2,000 to an IRA (and an additional $2,000 for a Spousal IRA). The amount of your contribution which is not deductible will be a nondeductible contribution to the IRA. You may also choose to make a contribution nondeductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until taken out of your IRA and distributed to you.

     If you make a nondeductible contribution to an IRA you must report the amount of the nondeductible contribution to the IRS as a part of your tax return for the year.

     If you make a nondeductible contribution to an IRA you must report the amount of the nondeductible contribution to the IRS as a part of your tax return for the year.

                                      IRA-3

     5. DISTRIBUTIONS

     (a) Required Distributions. Distribution of your IRA must be made or begin no later than April 1 of the calendar year following the calendar year in which you attain age 70 1/2. A distribution may be made at once in a lump sum, or it may be made in installments. Installment payments must be made over a period not exceeding your life expectancy (as determined annually), or the joint life and last survivor expectancy of you and the beneficiary you designate (as redetermined annually, if that beneficiary is your spouse).

     If you die before the entire interest is distributed to you, but after distribution to you has begun, your entire annuity must be distributed to your beneficiary at least as rapidly as your annuity was being distributed prior to your death. If you die before you begin to receive distributions from your annuity and if you have a designated beneficiary, distribution to your beneficiary must be made over a period not exceeding the greater of the beneficiary's life expectancy or five years after your death; if you have no designated beneficiary, distribution must be completed within five years of your death. Distributions upon your death must begin within one year following your death or, if your beneficiary is your spouse, no later than the date on which you would have attained age 70 1/2 (if later). If following your death before distributions have begun, your spouse also dies, immediate distribution must begin to be made to your spouse's beneficiary, if any, over a period no longer than that person's life expectancy, or if your spouse has not designated a beneficiary, full payment must be made to your spouse's estate within five years.

     (b) IRA Distributions. Because nondeductible IRA contributions are made using income which has already been taxed (that is, they are not deductible contributions), the portion of the IRA distributions consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible IRA contributions, each distribution from your IRAs will consist of a nontaxable portion (return of nondeductible contributions) and a taxable portion (return of deductible contributions, if any, and account earnings).

     Thus, you may not take a distribution which is entirely tax-free. The following formula is used to determine the nontaxable portion of your distributions for a taxable year.

Remaining Nondeductible contributions
---------------------------------------------       Total distributions          Nontaxable distributions
Year-end total IRA balances                     X   (for the year)           =   (for the year)

     To figure the year-end total IRA balance, you must treat all of your IRAs as a single IRA (other than Roth IRAs). This includes all regular IRAs, as well as Simplified Employee Pension (SEP) IRAs, SIMPLE IRAs, and Rollover IRAs. You also add back the distributions taken during the year.

     Even if you withdrew all of the money in your IRA in a lump sum, you will not be entitled to use any form of income averaging to reduce the federal income tax on your distribution. Also, no portion of your distribution is taxable as a capital gain.

     (c) Withholding. Unless you elect not to have withholding apply, a 10% federal income tax will be withheld from your IRA distributions. If payments are delivered to foreign countries, however, tax will, generally, be withheld at a 10% rate unless you certify to the Custodian that you are not a U.S. citizen residing abroad or a "tax avoidance expatriate" as defined in the Internal Revenue Code (Section 877).

     6. PENALTIES

     (a) Excess Contributions. If at the end of any taxable year your IRA contributions (other than rollovers or transfers) exceed the maximum allowable (deductible and nondeductible) amount for that year, this excess contribution amount will be subject to a nondeductible 6% excise (penalty) tax. However, if you withdraw the excess contribution, plus any earnings on it, before the due date for filing your federal income tax return for the year (including extensions), the excess contribution will not be subject to the 6% penalty tax. The amount of the excess contribution withdrawn will not be considered a premature distribution, but the earnings withdrawn will be taxable income to you and may be subject to an additional 10% tax on premature distributions. Alternatively, excess contributions for one year may be carried forward as IRA contributions in the next year to the extent that the excess, when aggregated with your IRA contribution (if any) for the subsequent year, does not exceed the maximum allowable (deductible and nondeductible) amount for that year. The 6% excise tax will be imposed on excess contributions in each year they are neither returned nor applied as contributions.

     (b) Early Distributions. Since the purpose of an IRA is to accumulate funds for retirement, your receipt or use of any portion of your IRA before you attain age 59 1/2 constitutes an early distribution unless the distribution occurs in the event of your death or disability or is part of a series of substantially equal periodic payments made over your life expectancy (as determined from tables in the income tax regulations) or the joint life

                                      IRA-4
expectancies of you and your beneficiary or is used to pay certain medical expenses or is used for certain qualified first-time homebuyer expenses or certain qualified higher education expenses. The amount of an early distribution (excluding the nondeductible contribution included therein) is includable in your gross income and is subject to a 10% penalty tax on the amount of the early distribution unless you transfer it to another IRA as a qualifying rollover contribution. If you transfer, rollover or convert a regular IRA into a Roth IRA, the 10% penalty tax will not apply, but the distribution is taxable income. (If you converted a regular IRA into a Roth IRA in 1998, the additional tax liability will be spread over four years (1998, 1999, 2000, and 2001), unless you elected to pay the entire amount when you filed your 1998 federal income tax return.

     (c) Minimum Distributions. If the minimum distribution rules described in 5a apply to a recipient of distributions and if the amount distributed during a calendar year is less than the minimum amount required to be distributed, the recipient will be subject to a penalty tax equal to 50% of the difference between the amount required to be distributed and the amount actually distributed.

     (d) Excess Distributions. The 15% excise tax on excess distributions has been repealed for excess distributions received after December 31, 1996. The 15% excise tax on excess retirement accumulations has been repealed for estates of decedents dying after December 31, 1996.

     (e) Prohibited Transactions. If the policyowner or the beneficiary engage in any prohibited transaction (such as any sale, exchange or leasing of any property between the policyowner and the annuity, or any interference with the independent status of the annuity), the annuity will lose its tax exemption and be treated as having been distributed to the policyowner. The value of the entire annuity (excluding the non-deductible contribution included therein) will be includable in your gross income; if at the time of the prohibited transaction the policyowner is under age 59 1/2, the policyowner will also be subject to the 10% penalty tax on early distributions.

     (f) Overstatement of Non-deductible Contributions. If you overstate your non-deductible IRA contributions on your federal income tax return (without reasonable cause) you may be subject to a $100 penalty and a $50 penalty for failure to file any form required by the IRS to report non-deductible contributions (in addition to any generally applicable tax, interest, and penalties to which you may be liable if you understate income upon receiving a distribution from your account. See paragraph 5(b) of this Disclosure Statement and IRS Form 8606.)

     7. FEDERAL ESTATE AND GIFT TAXES

     Any amount distributed from your IRA upon your death may be subject to federal estate and gift taxes.

     8. OTHER INFORMATION

     (a) Tax Reporting. You need not file Treasury Form 5329 with the Internal Revenue Service unless during the taxable year there is an excess contribution to, premature distribution from, or insufficient distribution from your IRA. You must report contributions to, and distributions from your IRA (including the year end aggregate account balance of all IRAs) on your federal income tax return for the year. You must designate on the return how much of your annual contribution is deductible and how much is nondeductible.

     (b) IRS Approval. This Individual Retirement Annuity has been approved as to form by the Internal Revenue Service. Such approval is a determination only as to the form of the annuity and does not represent a determination of the merits of such annuity.

     (c) Custodian. The Trustee or Custodian of an IRA must be either a bank or such other person who has been approved by the Secretary of the Treasury.

     (d) Vesting. Your interest in your IRA must be nonforfeitable at all times.

     (e) State Tax Law. You should consult your tax adviser about any state tax consequences of your IRA; you should be aware that some of these laws may differ from Federal tax law governing IRAs.

                                      IRA-5

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                            LOGO
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                       ROTH INDIVIDUAL RETIREMENT ANNUITY

                              DISCLOSURE STATEMENT

     The following information is being provided to you, the policyowner, in accordance with the requirements of the Internal Revenue Service. This disclosure includes non-technical explanation of some of the requirements applicable to Roth Individual Retirement Annuities (Roth IRAs). The information provided applies to contributions made and distributions received on and after January 1, 1998.

     1. REVOCATION OF YOUR ROTH IRA

     You may revoke your Roth IRA at anytime within seven days after it is established by mailing or delivering a written notice of revocation to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 3300, New York, NY 10010. Any notice of revocation will be deemed mailed on the date of postmark (or if sent be certified or registered mail, the date of certification or registration) if it is deposited in the U.S. Postal Service in an envelope, or other appropriate wrapper, first-class postage prepaid, properly addressed. Upon revocation, you will be entitled to a full refund of your entire Roth IRA without any adjustments (for items such as administrative expenses, fees, or fluctuation in market value).

     2. CONTRIBUTIONS

     (a) Regular Roth IRA. The policyowner may make periodic contributions to a Roth IRA in any amount up to the contribution limit described in Section 3 (Deductibility of Contributions). All contributions to your Roth IRA must be made in cash. Contributions for a taxable year must be made no later than April 15 of the following year.

     (b) Rollover Roth IRA. A rollover contribution by the policyowner shall be a nonperiodic deposit in cash, with respect to which contribution the policyowner warrants that 1) the entire amount rolled over is attributable to a distribution from a regular Individual Retirement Annuity (a "regular IRA") or another Roth IRA which meets the requirements of Code Section 408(d)(3); 2) within one (1) year of receiving such distribution, the policyowner did not receive another distribution which constituted a "rollover" of a Roth IRA to another Roth IRA; and 3) the contribution as made satisfies all the requirements for Roth IRA rollover contributions as set forth under the Internal Revenue Code "Code".

     Strict limitations apply to rollovers, and you should seek competent tax advice in order to comply with all the rules governing rollovers.

     (c) Transfers and Conversions. The policyowner may make an initial or subsequent contribution hereunder, provided that your Modified Adjusted Gross Income (MAGI) does not exceed $100,000 during the year of such transfer and you do not file your income tax return as married filing separately, by directing a Trustee of an existing regular IRA to directly transfer an amount in cash from or, if permitted by the Trustee, to convert, such regular IRA into this Roth IRA. The policyowner may also direct a Trustee of an existing Roth IRA to directly transfer an amount in cash from an existing Roth IRA to the Trustee of this Roth IRA without regard to such income or return filing limitations.

     (d) Tax Consequences of Rollovers and Transfers. A rollover, transfer, or conversion of a regular IRA to a Roth IRA is permitted if your MAGI does not exceed $100,000 and you do not file your income tax return as married filing separately. Such a rollover, transfer, or conversion will be treated as a taxable distribution of the regular IRA, but the 10% excise tax on early distributions will not apply. For such rollovers, transfers, and conversions of regular IRAs into Roth IRAs during 1998, a special rule applies and any amount required to be so included in taxable income will be included ratably over 1998, 1999, 2000, and 2001.

     (e) Responsibility of the policyowner. If the policyowner contemplates future periodic contributions, rollovers, or transfers to the Roth IRA, such contributions, rollovers, or transfers must be made in accordance with the appropriate sections of the Code. It is the policyowner's full and sole responsibility to determine the tax deductibility of all contributions, and to make such contributions in accordance with the Code. New York Life Insurance and Annuity Corporation (NYLIAC) and its employees are not permitted to provide tax advice, and assume no liability for the tax consequences of any contribution to, or distribution from, the Roth IRA.

                                   ROTH IRA-1

     3. DEDUCTIBILITY OF CONTRIBUTIONS

     (a) Eligibility. Under the law, you may make a contribution of up to the lesser of $2,000 or 100% of compensation, reduced by the amount of contributions you make to any other regular IRA (except Education IRAs) or Roth IRA for the taxable year, provided that if your MAGI is above the specified level, the amount of the contribution you may make to a Roth IRA is phased down and eventually eliminated. Contributions to a Roth IRA are not deductible for income tax purposes.

     (b) Modified Adjusted Gross Income (MAGI). You must look at your Modified Adjusted Gross Income for the year (if you and your spouse file a joint tax return, use your combined MAGI) to determine whether you can make a Roth IRA contribution. Your tax return will show you how to calculate your MAGI for this purpose, except that you should disregard any income resulting from a taxable rollover, transfer, or conversion of a regular IRA to a Roth IRA. Only if you are at or below a certain MAGI level, called the Threshold Level, can you make a contribution to a Roth IRA.

     If you are single, your MAGI Threshold Level is $95,000. The Threshold Level if you are married and file a joint tax return is $150,000, and if you are married but file a separate tax return, the Threshold Level is $0.

     If your MAGI is less than $15,000 ($10,000 in the case of a joint return) above your Threshold Level, you will still be able to make a Roth IRA contribution, but it will be limited in amount. The amount by which your MAGI exceeds your Threshold Level (MAGI minus the Threshold Level) is called your Excess MAGI. The maximum allowable contribution is $2,000. You can calculate your contribution limit as follows:

     $15,000 ($10,000 in the case) - Excess
            (of a joint return) MAGI                   Maximum
-----------------------------------------------    X   Allowable          =   Contribution Limit
         $15,000 ($10,000 in the case)                 Contribution
              (of a joint return)

     You must round up the result to the next highest $10 level (the next highest number which ends in zero). For example, if the result is $1,525, you must round it up to $1,530. If the final result is below $200 but above zero, your contribution limit is $200. Your contribution limit cannot, in any event, exceed 100% of your compensation.

     The maximum contribution you and your spouse may make to all your IRAs in the aggregate, including Roth IRAs, is the lesser of 100% of your combined compensation or $4,000 annually ($2,000 individually).

     (c) Deductions.  No deduction is allowed for Roth IRA contributions.

     (d) Compensation. For purposes of determining allowable contributions, the term "Compensation" includes all earned income, including net earnings from self employment and alimony or separate maintenance payments received and includible in your gross income, but does not include deferred compensation or any amount received as a pension or annuity.

     4. DISTRIBUTIONS

     (a) Required Distributions After Death. If you die before the entire interest is distributed to you, but after distribution to you from your Roth IRA has begun, your entire annuity must be distributed to your beneficiary at least as rapidly as your annuity was being distributed prior to your death. If you die before you begin to receive distributions from your annuity and if you have a designated beneficiary, distribution to your beneficiary must be made over a period not exceeding the greater of the beneficiary's life expectancy or five years after your death; if you have no designated beneficiary, distribution must be completed within five years of your death. Distributions upon your death must begin within one year following your death or, if your beneficiary is your spouse, no later than the date on which you would have attained age 70 1/2 (if later). If following your death before distributions have begun, your spouse also dies, immediate distribution must begin to be made to your spouse's beneficiary, if any, over a period no longer than that person's life expectancy, or if your spouse has not designated a beneficiary, full payment must be made to your spouse's estate within five years.

     (b) Roth IRA Distributions

          (i) Qualifying nontaxable distributions.

                                   ROTH IRA-2

     A distribution from your Roth IRA will not be includible in your gross income if it is:

          (a) made on or after the date you attain age 59 1/2

          (b) made after you die or become disabled, or

          (c) made as a qualified first time homebuyer distribution

     and is made after the five taxable year period beginning with the first taxable year in which you or your spouse made a contribution to a Roth IRA, or, in the case of a rollover from a regular IRA to a Roth IRA, after the five taxable year period beginning with the taxable year of the rollover.

     Distributions meeting these requirements are known as "qualifying distributions".

          (ii) Other distributions partly taxable.

          If a distribution from your Roth IRA does not meet the requirements of a qualifying distribution as described in (i), then the distribution will be treated first as a return of nontaxable Roth IRA contributions, and second, after all such contributions have been returned, as distributions of taxable earnings, which in addition to income tax may be subject to the 10% penalty tax on early distributions, as discussed below.

          In addition, you will not be entitled to use any form of income averaging to reduce the federal income tax on the taxable portion of your distribution. Also, no portion of your distribution is taxable as a capital gain.

     (c) Withholding. Unless you elect not to have withholding apply, federal income tax will be withheld from any taxable portion of your Roth IRA distributions. If payments are delivered to foreign countries, however, tax will, generally, be withheld at a 10% rate unless you certify to the Trustee that you are not a U.S. citizen residing abroad or a "tax avoidance expatriate" as defined in the Internal Revenue Code Section 877.

     5. PENALTIES

     (a) Excess Contributions. If at the end of any taxable year your Roth IRA contributions (other than rollovers or transfers) exceed the maximum allowable annuity for that year, this excess contribution amount will be subject to a nondeductible 6% excise (penalty) tax. However, if you withdraw the excess contribution, plus any earnings on it, before the due date for filing your federal income tax return for the year (including extensions), the excess contribution will not be subject to the 6% penalty tax. The amount of the excess contribution withdrawn will not be considered a premature distribution, but the earnings withdrawn will be taxable income to you. Alternatively, excess contributions for one year may be carried forward as Roth IRA contributions in the next year to the extent that the excess, when aggregated with your Roth IRA contributions (if any) for the subsequent year, does not exceed the maximum allowable amount for that year. The 6% excise tax will be imposed on excess contributions in each year they are neither returned nor applied as contributions.

     (b) Early Distributions. Since the purpose of a Roth IRA is to accumulate funds for retirement, your receipt or use of any portion of your Roth IRA account (for example, as collateral for a loan) which is not a qualifying distribution before you attain age 59 1/2, to the extent it is taxable to you as described above, constitutes an early distribution unless the distribution is a result of death or disability, or is part of a series of substantially equal periodic payments made over your life expectancy (as determined from tables in the income tax regulations) or the joint life expectancies of you and your beneficiary, is used to pay certain medical expenses, or is used for certain qualified first-time homebuyer expenses, or certain qualified higher education expenses. The amount of an early distribution which is not a qualifying distribution and is not a return of previous Roth IRA contributions is includible in your gross income and is subject to a 10% penalty tax on the amount of the early distribution unless you transfer it to another Roth IRA as a qualifying rollover contribution.

     (c) Minimum Distributions. If the minimum distribution rules described in 4(a) apply to a recipient of distributions and if the amount distributed during a calendar year is less than the minimum amount required to be distributed, the recipient will be subject to a penalty tax equal to 50% of the difference between the amount required to be distributed and the amount actually distributed.

     (d) Prohibited Transactions. If you or your beneficiary engage in any prohibited transaction (such as any sale, exchange or leasing of any property between you and the annuity, or any interference with the independent status of the annuity), the annuity will lose its tax exemption and be treated as having been distributed to you. The value of the entire annuity (excluding the nondeductible contributions included therein) will be includible in

                                   ROTH IRA-3
your gross income; if at the time of the prohibited transaction you are under age 59 1/2 you will also be subject to the 10% penalty tax on early distributions.

     6. FEDERAL ESTATE GIFT TAXES

     Any amount distributed from your Roth IRA upon your death may be subject to federal estate and gift taxes.

     7. OTHER INFORMATION

     (a) Tax Reporting. You need not file Treasury Form 5329 with the Internal Revenue Service unless during the taxable year there is an excess contribution to, or premature distribution from, your Roth IRA. You must report distributions from your Roth IRA on your federal income tax return for the year.

     (b) IRS Approval. This Roth IRA plan has not been approved as to form by the Internal Revenue Service. Approval by the IRS of the Roth IRA plan is a determination only as to the form of the annuity and does not represent a determination of the merits of such annuity.

     (c) Vesting. Your interest in your Roth IRA must be nonforfeitable at all times.

                                   ROTH IRA-4

                      STATEMENT OF ADDITIONAL INFORMATION

                                 JUNE 26, 2000
                                      FOR

                     MAINSTAY PREMIUM PLUS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the current MainStay Premium Plus Variable Annuity Prospectus. You should read the SAI in conjunction with the current MainStay Premium Plus Variable Annuity Prospectus dated June 26, 2000. You may obtain a copy of the Prospectus by calling MainStay Annuities at (800) 762-6212 or writing to MainStay Annuities, 51 Madison Avenue, Room 3300, New York, New York 10010. Terms used but not defined in this SAI have the same meaning as in the current MainStay Premium Plus Variable Annuity Prospectus.

                               TABLE OF CONTENTS*

                                                              PAGE
                                                              ----
THE POLICIES (20)...........................................    2
     Valuation of Accumulation Units (25)...................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
     MainStay VP Cash Management Investment Division........    2
     MainStay VP Government, MainStay VP High Yield
       Corporate Bond and MainStay VP Bond Investment
       Division Yields......................................    3
     Average Annual Total Return............................    3
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS (36)....................................    5
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................    5
     Tax Status of the Policies.............................    5
DISTRIBUTOR OF THE POLICIES (38)............................    6
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
EXPERTS.....................................................    7
OTHER INFORMATION...........................................    7
FINANCIAL STATEMENTS........................................  F-1

------------
* (Numbers in parentheses refer to page numbers of corresponding sections of the current MainStay Premium Plus Variable Annuity Prospectus.)

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                   (a/b) - c

Where: a = the result of:

          (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

         b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

         c = a factor representing the charges deducted from the applicable
             Investment Division on a daily basis. Such factor is equal, on an annual basis, to 1.60% of the daily net asset value of the Separate Account. (See "Other Charges" at page 27 of the Prospectus.)

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                      INVESTMENT PERFORMANCE CALCULATIONS

     MAINSTAY VP CASH MANAGEMENT INVESTMENT DIVISION

     NYLIAC calculates the MainStay VP Cash Management Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the MainStay VP Cash Management Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the MainStay VP Cash Management Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the administration fee and the mortality and expense risk charge, and income and expenses accrued during the period. Because of these deductions, the yield for the MainStay VP Cash Management Division will be lower than the yield for the MainStay VP Cash Management Portfolio.

     NYLIAC also calculates the effective yield of the MainStay VP Cash Management Investment Division for the same seven-day period on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in the MainStay VP Cash Management Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Cash Management Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MainStay VP Cash

Management Portfolio, the types and quality of portfolio securities held by the MainStay VP Cash Management Portfolio, and its operating expenses.

    MAINSTAY VP GOVERNMENT, MAINSTAY VP HIGH YIELD CORPORATE BOND AND MAINSTAY VP BOND INVESTMENT DIVISION YIELDS

     The current annualized yield of the MainStay VP Government, MainStay VP High Yield Corporate Bond and MainStay VP Bond Investment Divisions refers to the income generated by these Investment Divisions over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

----                        YIELD = 2[(a-b+1)(6)-1]
                                                                  cd

Where: a = net investment income earned during the period by the Portfolio attributable to shares owned by the MainStay VP Government, MainStay VP High Yield Corporate Bond or MainStay VP Bond Investment Division.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of accumulation units outstanding during the period.

         d = the maximum offering price per accumulation unit on the last day of the period.

     Accrued expenses will include all recurring fees that are charged to all policy owner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular policy. Surrender charges range from 7% to 0% of the premium payments withdrawn depending on the elapsed time since the relevant premium payment was made.

     Because of the charges and deductions imposed by the Separate Account the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Government, MainStay VP High Yield Corporate Bond or MainStay VP Bond Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the MainStay VP Government, MainStay VP High Yield Corporate Bond and MainStay VP Bond Portfolios of the Fund and their operating expenses.

     AVERAGE ANNUAL TOTAL RETURN. Average annual total return quotations for the Investment Divisions are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)(n) = ERV

Where: P = a hypothetical initial payment of $1,000.

         T = average annual total return.

         n = number of years.

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period or the inception date, at the end of the one, five or ten-year period (or fractional portion thereof).

     All total return figures are prepared under methods the SEC requires when advertising performance information. For periods beginning on or after the dates when the Investment Divisions started operations, the average annual total return (if surrendered) figures may be referred to as "standardized" performance. For periods before the dates when the Investment Divisions started operations, the figures are considered "non-standardized". The average annual total return (no surrender) figures are all considered "non-standardized".

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies:
A.M. Best and Moody's (for financial stability and strength) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Election of Income Payment Options" at page 32 of the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" at page 37 of the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the Policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors") is the distributor of the policies. NYLIFE Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 7%. A portion of this amount is paid as commissions to registered representatives.

     As these policies are being offered for the first time, no underwriting commissions have been paid.

     The policies are sold and premium payments are accepted on a continuous basis.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Given the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                                    EXPERTS

     The financial statements of NYLIAC as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this Statement of Additional Information have been so included in reliance on the report (which includes an explanatory paragraph relating to a change in its method of accounting for the cost of computer software developed or obtained for internal use as described in Note 2 to the financial statements) of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                              FINANCIAL STATEMENTS

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                                (IN MILLIONS)
                                     ASSETS
Fixed maturities
  Available for sale, at fair value                           $13,289    $13,081
  Held to maturity, at amortized cost                             681        725
Equity securities                                                  89        100
Mortgage loans                                                  1,850      1,622
Real estate                                                        72        116
Policy loans                                                      512        491
Other long-term investments                                        21         26
                                                              -------    -------
     Total investments                                         16,514     16,161

Cash and cash equivalents                                       1,087        948
Deferred policy acquisition costs                               1,507        859
Deferred taxes                                                     53         --
Other assets                                                      316        282
Separate account assets                                        10,192      6,852
                                                              -------    -------
     Total assets                                             $29,669    $25,102
                                                              =======    =======
                      LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $16,065    $14,743
Future policy benefits                                            356        315
Policy claims                                                      69         60
Deferred taxes                                                     --        101
Other liabilities                                               1,113        943
Separate account liabilities                                   10,134      6,792
                                                              -------    -------
     Total liabilities                                         27,737     22,954
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock --  par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        480        480
Accumulated other comprehensive income (loss)                    (191)       201
Retained earnings                                               1,618      1,442
                                                              -------    -------
     Total stockholder's equity                                 1,932      2,148
                                                              -------    -------
     Total liabilities and stockholder's equity               $29,669    $25,102
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               1999      1998      1997
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Universal life and annuity fees                             $  442    $  364    $  314
  Net investment income                                        1,179     1,108     1,084
  Investment gains, net                                           12        63       108
  Other income                                                    97        51        35
                                                              ------    ------    ------
     Total revenues                                            1,730     1,586     1,541
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances           858       784       748
  Policyholder benefits                                          182       175       141
  Operating expenses                                             405       405       352
                                                              ------    ------    ------
     Total expenses                                            1,445     1,364     1,241
                                                              ------    ------    ------
Income before Federal income taxes                               285       222       300
Federal income taxes:
  Current                                                         52        97       114
  Deferred                                                        57       (17)       (1)
                                                              ------    ------    ------
     Total Federal income taxes                                  109        80       113
                                                              ------    ------    ------
NET INCOME                                                    $  176    $  142    $  187
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                    STATEMENT OF COMPREHENSIVE INCOME/(LOSS)

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               1999     1998     1997
                                                              ------    -----    -----
                                                                   (IN MILLIONS)
NET INCOME                                                    $ 176     $142     $187
  Other comprehensive income (loss), net of tax:
     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses) arising during
        period                                                 (393)      79       --
       Unrealized holding gains (losses) arising during
        period, including reclassification adjustments           --       --       89
       Less: reclassification adjustment for gains (losses)
        included in net income                                   (1)      35       --
                                                              -----     ----     ----
  OTHER COMPREHENSIVE INCOME (LOSS)                            (392)      44       89
                                                              -----     ----     ----
COMPREHENSIVE INCOME (LOSS)                                   $(216)    $186     $276
                                                              =====     ====     ====

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN MILLIONS)

                                                                        ACCUMULATED
                                                         ADDITIONAL        OTHER                        TOTAL
                                              CAPITAL     PAID IN      COMPREHENSIVE    RETAINED    STOCKHOLDERS'
                                               STOCK      CAPITAL      INCOME (LOSS)    EARNINGS       EQUITY
                                              -------    ----------    -------------    --------    -------------
Balance at January 1, 1997                      $25         $480           $  68         $1,113        $1,686
Net income for 1997                              --           --              --            187           187
Net change in unrealized gains and losses of
  available for sale securities                  --           --              89             --            89
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1997                     25          480             157          1,300         1,962
Net income for 1998                              --           --              --            142           142
Net change in unrealized gains and losses of
  available for sale securities                  --           --              44             --            44
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1998                     25          480             201          1,442         2,148
Net income for 1999                              --           --              --            176           176
Net change in unrealized gains and losses of
  available for sale securities                  --           --            (392)            --          (392)
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1999                    $25         $480           $(191)        $1,618        $1,932
                                                ===         ====           =====         ======        ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                               1999       1998        1997
                                                              -------    -------    --------
                                                                      (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $   176    $   142    $    187
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (3)         2         (43)
     Net capitalization of deferred policy acquisition costs     (298)      (192)        (85)
     Universal life and annuity fees                             (215)      (198)       (202)
     Interest credited to policyholders' account balances         858        784         748
     Net realized investment losses                               (13)       (56)       (126)
     Deferred income taxes                                         57        (17)         (1)
     (Increase) decrease in:
       Net separate account assets                                  1        (42)         30
       Other assets and other liabilities                         (90)       (98)        124
     Increase (decrease) in:
       Policy claims                                                9          4          (2)
       Future policy benefits                                      41         39          25
                                                              -------    -------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES               523        368         655
                                                              -------    -------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                3,981      5,325      13,378
     Maturity of available for sale fixed maturities            1,505      1,610       1,137
     Sale of held to maturity fixed maturities                     --         --           3
     Maturity of held to maturity fixed maturities                121        102         112
     Sale of equity securities                                    170         77         140
     Repayment of mortgage loans                                  227        238         220
     Sale of real estate and other invested assets                 62         47          40
  Cost of:
     Available for sale fixed maturities acquired              (6,679)    (7,670)    (14,391)
     Held to maturity fixed maturities acquired                   (75)       (49)       (281)
     Equity securities acquired                                  (152)       (83)       (163)
     Mortgage loans acquired                                     (451)      (558)       (413)
     Real estate and other invested assets acquired               (13)       (20)        (29)
  Policy loans (net)                                              (21)       (10)        (17)
  Increase (decrease) in loaned securities                       (222)       425          --
  Securities sold under agreements to repurchase (net)            480        (45)        134
                                                              -------    -------    --------
          NET CASH USED IN INVESTING ACTIVITIES                (1,067)      (611)       (130)
                                                              -------    -------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                   2,195      1,501       1,191
     Withdrawals                                               (1,335)    (1,151)     (1,235)
     Net transfers from (to) the separate accounts               (181)        67          58
                                                              -------    -------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES               679        417          14
                                                              -------    -------    --------
Effect of exchange rate changes on cash and cash equivalents        4          1          (2)
                                                              -------    -------    --------
Net increase in cash and cash equivalents                         139        175         537
                                                              -------    -------    --------
Cash and cash equivalents, beginning of year                      948        773         236
                                                              -------    -------    --------
Cash and cash equivalents, end of year                        $ 1,087    $   948    $    773
                                                              =======    =======    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1999, 1998 AND 1997

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life") domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain reclassifications have been made to the 1998 and 1997 financial statements to conform to the current presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments identified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes and related adjustments. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income. Equity securities are carried at fair value with related unrealized gains and losses reflected in comprehensive income, net of deferred taxes and related adjustments. Mortgage loans are carried at unpaid principal balances, net of impairment reserves, and are generally secured. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender. Cash equivalents include investments that have maturities of 90 days or less at date of purchase and are carried at amortized cost, which approximates fair value. Short-term investments that have maturities of between 91-365 days at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Mortgage backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective adjustment method.

     Derivative financial instruments hedging exposure to interest rate fluctuation on available for sale securities are accounted for at fair market value. Unrealized gains and losses are reported in comprehensive income, net of deferred taxes and related adjustments. Amounts payable or receivable under interest rate and commodity swap agreements and interest rate floor agreements are recognized as investment income or expense when earned. Premiums paid for interest rate floor agreements are amortized into interest expense over the life of the agreement. Realized gains and losses are recognized in net income upon termination or maturity of the contracts.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED) recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. Acquisition costs for universal life and annuity contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization.

     The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in comprehensive income.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under universal life and annuity contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the insurer for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on universal life and annuity contracts are equal to cumulative deposits plus credited interest less withdrawals and charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives which are segregated from NYLIAC's general account and are maintained for the benefit of separate account policyholders' and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS -- (CONTINUED)
policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans is reported in Note 2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values for policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values for derivative financial instruments are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values for repurchase agreements are included in Note
11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed and asset-backed securities is based on historical experience and estimates of future payment experience on the underlying assets. Actual prepayment speeds will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     During 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage.

     NYLIAC applied the provisions of SOP 98-1 prospectively effective January 1, 1999. The adoption of SOP 98-1 resulted in net capitalization of $37 million at December 31, 1999, which is included in other assets in the accompanying Balance Sheet. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software, not to exceed five years.

     During 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This Statement establishes new GAAP accounting and reporting standards for derivative instruments, including derivative instruments embedded in other contracts, and for hedging activities. In 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133", which postpones the implementation until the 2001 financial statements. NYLIAC is currently evaluating what impact, if any, this Statement will have on its financial results.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)
     This Statement requires that derivatives be reported in the balance sheet at their fair value, regardless of any hedging relationship that may exist. Accounting for the gains or losses resulting from changes in the values of those derivatives would depend on the use of the derivative and whether it qualifies for hedge accounting. Changes in fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria will be reported in earnings.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, broker dealer quotations, or a proprietary matrix pricing model.

     At December 31, 1999 and 1998, the maturity distribution of fixed maturities was as follows (in millions):

                                                              1999                       1998
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   514      $   514       $   518      $   521
Due after one year through five years                   3,196        3,153         3,473        3,533
Due after five years through ten years                  2,167        2,099         1,804        1,885
Due after ten years                                     3,138        2,938         3,028        3,235
Mortgage and asset-backed securities:
  Government or government agency                       3,114        2,996         2,080        2,121
  Other                                                 1,631        1,589         1,740        1,786
                                                      -------      -------       -------      -------
     Total Available for Sale                         $13,760      $13,289       $12,643      $13,081
                                                      =======      =======       =======      =======

HELD TO MATURITY
----------------
Due in one year or less                               $    17      $    17       $    27      $    28
Due after one year through five years                     272          360           225          291
Due after five years through ten years                    165          159           219          228
Due after ten years                                       206          194           193          207
Asset-backed securities                                    21           21            61           62
                                                      -------      -------       -------      -------
     Total Held to Maturity                           $   681      $   751       $   725      $   816
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)
     At December 31, 1999 and 1998, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           1999
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  Corporations and agencies                          $   635        $  7          $ 16        $   626
U.S. agencies, state and municipal                     3,046           7           129          2,924
Foreign Governments                                       20          --            --             20
Corporate                                              8,428          61           359          8,130
Other                                                  1,631           4            46          1,589
                                                     -------        ----          ----        -------
     Total Available for Sale                        $13,760        $ 79          $550        $13,289
                                                     =======        ====          ====        =======
HELD TO MATURITY
Corporate                                            $   661        $ 91          $ 22        $   730
Other                                                     20           1            --             21
                                                     -------        ----          ----        -------
     Total Held to Maturity                          $   681        $ 92          $ 22        $   751
                                                     =======        ====          ====        =======

                                                                           1998
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  Corporations and agencies                          $ 1,006        $ 45          $  1        $ 1,050
U.S. agencies, state and municipal                     1,927          39             4          1,962
Foreign Governments                                      234          22            --            256
Corporate                                              7,736         338            47          8,027
Other                                                  1,740          48             2          1,786
                                                     -------        ----          ----        -------
     Total Available for Sale                        $12,643        $492          $ 54        $13,081
                                                     =======        ====          ====        =======
HELD TO MATURITY
Corporate                                            $   664        $ 91          $  1        $   754
Other                                                     61           1            --             62
                                                     -------        ----          ----        -------
     Total Held to Maturity                          $   725        $ 92          $  1        $   816
                                                     =======        ====          ====        =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 1999 and 1998, the distribution of gross unrealized gains and losses on equity securities is as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  1999    $80        $13            $4           $ 89
  1998    $76        $27            $3           $100

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are generally collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 1999 and 1998 is estimated to be $1,858 million and $1,728 million, respectively. Market values are determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)
     At December 31, 1999 and 1998, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $37 million and $76 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The general reserve provision for losses on mortgage loans was $4 million and $1 million at December 31, 1999 and 1998, respectively. There were no specific provisions for losses as of December 31, 1999 and 1998. The activity in the general reserves as of December 31, 1999 and 1998 is summarized below (in millions):

                                                              1999    1998
                                                              ----    ----
Beginning Balance                                             $ 1     $14
Additions/(reductions) charged/(credited) to operations         3      (5)
Recoveries of amounts previously written-down                  --      (8)
                                                              ---     ---
Ending Balance                                                $ 4     $ 1
                                                              ===     ===

     NYLIAC accrues interest income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on problem loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 1999 and 1998, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                   1999        1998
                                                 --------    --------
Property Type:
  Office building                                 $  795      $  753
  Retail                                             385         330
  Apartments                                         185         187
  Residential                                        302         247
  Other                                              183         105
                                                  ------      ------
     Total                                        $1,850      $1,622
                                                  ======      ======
Geographic Region:
  Central                                         $  438      $  359
  Pacific                                            255         211
  Middle Atlantic                                    444         451
  South Atlantic                                     534         418
  New England                                        121         121
  Other                                               58          62
                                                  ------      ------
     Total                                        $1,850      $1,622
                                                  ======      ======

REAL ESTATE

     At December 31, 1999 and 1998, NYLIAC's real estate portfolio consisted of the following (in millions):

                                                              1999    1998
                                                              ----    ----
Investment                                                    $63     $105
Acquired through foreclosures                                   9       11
                                                              ---     ----
     Total real estate                                        $72     $116
                                                              ===     ====

     Accumulated depreciation on real estate at December 31, 1999 and 1998, was $11 million and $12 million, respectively. Depreciation expense totaled $3 million in 1999, 1998 and 1997.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 1999, 1998 and 1997, were as follows (in millions):

                                                 1999      1998      1997
                                                ------    ------    ------
Fixed Maturities                                $1,013    $  972    $  961
Equity Securities                                   10         7         6
Mortgage Loans                                     134       116        96
Real Estate                                         15        15        18
Policy Loans                                        41        40        39
Derivative Instruments                               1         1         1
Other                                               16         1        18
                                                ------    ------    ------
  Gross investment income                        1,230     1,152     1,139
Investment expenses                                (51)      (44)      (55)
                                                ------    ------    ------
     Net investment income                      $1,179    $1,108    $1,084
                                                ======    ======    ======

     During 1999 a fixed maturity investment that had been classified as held to maturity was transferred to available for sale and subsequently sold due to credit deterioration. The investment had an amortized cost of $10,052,000, and the sale resulted in a realized gain of $82,000. In addition, in 1997 a fixed maturity investment that had been classified as held to maturity was sold due to credit deterioration. The investment had an amortized cost of $2,791,000, and the sale resulted in a realized gain of $14,000.

     For the years ended December 31, 1999, 1998 and 1997, realized investment gains (losses) computed under the specific identification method are as follows (in millions):

                                                  1999                           1998                           1997
                                        -------------------------      -------------------------      -------------------------
                                        GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                        -----              ------      -----              ------      -----              ------
Fixed Maturities                        $ 64                $(87)      $ 87                $(29)      $172               $ (83)
Equity Securities                         34                  (8)         7                  (7)         9                  (4)
Mortgage Loans                             4                  --         16                  (8)        12                  (8)
Real Estate                                5                  (2)         6                  (2)         3                  (2)
Derivative Instruments                    --                  --         --                  --         80                 (71)
Other                                      2                  --          3                 (10)         1                  (1)
                                        ----                ----       ----                ----       ----               -----
     Subtotal                           $109                $(97)      $119                $(56)      $277               $(169)
                                        ----                ----       ----                ----       ----               -----
Investment gains, net                             $12                            $63                            $108
                                                  ===                            ===                            ====

NET UNREALIZED INVESTMENT GAINS

     Net unrealized investment gains on fixed maturities available for sale are included in the Balance Sheet as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments to avoid double counting in "Comprehensive income" items that are part of "Net income" for

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS -- (CONTINUED) a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows (in millions):

                                                              1999     1998    1997
                                                              -----    ----    ----
Net unrealized investments gains, beginning of the year       $ 201    $157    $ 68
Changes in net unrealized investment gains attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period                                       (612)     24      --
     Reclassification adjustments for gains (losses)
       included
       in net income                                             (1)     35      --
     Net unrealized investment gains (losses) arising
       during the period, including reclassification
       adjustments                                               --      --     142
                                                              -----    ----    ----
     Change in net unrealized investment gains (losses),
       net of adjustments                                      (613)     59     142
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balance                                 (7)     (1)      3
  Deferred policy acquisition costs                             228     (14)    (56)
                                                              -----    ----    ----
Change in net unrealized investment gains (losses)             (392)     44      89
                                                              -----    ----    ----
Net unrealized investment gains (losses), end of year         $(191)   $201    $157
                                                              =====    ====    ====

     Net unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $(330) million, $31 million and $76 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 1999, 1998 and 1997 are net of income tax expense of $0 million, $19 million and $0 million, respectively.

     Policyholders' account balance reported in the above table are net of income tax expense (benefit) of $(3) million, $0 million and $1 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     Deferred policy acquisition costs in the above table for the years ended December 31, 1999, 1998 and 1997 are net of income tax expense (benefit) of $122 million, $(8) million and $(31) million, respectively.

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 1999 and 1998, was $7,279 million and $6,905 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $71 million and $54 million at December 31, 1999 and 1998, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC maintains one guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account are carried at market value.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 1999, 1998 and 1997 is as follows (in millions):

                                                               1999      1998     1997
                                                              ------    ------    -----
Balance at beginning of year before adjustment
  for unrealized gains (losses) on investments                $1,028    $  836    $ 751
Current year additions                                           372       286      200
Amortized during year                                            (74)      (94)    (115)
                                                              ------    ------    -----
Balance at end of year before adjustment for
  unrealized gains (losses) on investments                     1,326     1,028      836
Adjustment for unrealized gains (losses) on investments          181      (169)    (148)
                                                              ------    ------    -----
Balance at end of year                                        $1,507    $  859    $ 688
                                                              ======    ======    =====

NOTE 8 -- FEDERAL INCOME TAXES

     The components of the net deferred tax liability as of December 31, 1999 and 1998 are as follows (in millions):

                                                              1999    1998
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $258    $196
  Employee and agents benefits                                  52      53
  Investments                                                  131      --
                                                              ----    ----
     Gross deferred tax assets                                 441     249
                                                              ====    ====
Deferred tax liabilities
  Deferred policy acquisition costs                            374     168
  Investments                                                   --     174
  Other                                                         14       8
                                                              ----    ----
     Gross deferred tax liabilities                            388     350
                                                              ----    ----
       Net deferred tax (asset) liability                     $(53)   $101
                                                              ====    ====

     The gross deferred tax asset relates to temporary differences that are expected to reverse as net ordinary deductions. Management believes that NYLIAC's taxable income in future years will be sufficient to realize the deferred tax benefits and therefore, no valuation allowance has been recorded.

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 1999, 1998 and 1997:

                                                            1999    1998    1997
                                                            ----    ----    ----
Statutory federal income tax rate                           35.0%   35.0%   35.0%
Equity base tax                                              5.9     1.7     3.3
Tax exempt income                                           (1.1)    (.5)    (.5)
Other                                                       (1.5)    (.2)    (.1)
                                                            ----    ----    ----
Effective tax rate                                          38.3%   36.0%   37.7%
                                                            ====    ====    ====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1995. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE

     NYLIAC has entered into cession reinsurance agreements on a coinsurance basis with non-affiliated companies and on a yearly renewable term basis with affiliated and non-affiliated companies.

     NYLIAC has ceded yearly renewable term reinsurance with affiliated companies. Under this agreement, included in the accompanying consolidated statement of income are $1.5 million, $.9 million and $.4 million of ceded premiums at December 31, 1999, 1998 and 1997, respectively.

     On April 1, 1997, NYLIAC, under the terms of an assumption reinsurance agreement, acquired certain bank owned life insurance policies that had been issued by Confederation Life Insurance Company. In conjunction with this transaction, NYLIAC recorded a liability for policyholder account balances of $277 million, and received cash of $245 million and a note receivable of $11 million. The difference of $21 million between the liability recorded and the assets received has been recorded as DAC, which is being amortized over the remaining life of the policies, assumed to be 25 years.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, commodity and market risk. These derivative financial instruments include interest rate floors and interest rate and commodity swaps. NYLIAC has not engaged in derivative financial instrument transactions for speculative purposes.

     Notional or contractual amounts of derivative financial instruments provide only a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments which relate to interest rates or other financial indices.

     NYLIAC is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under contractual terms. The credit exposure of derivative financial instruments is represented by the sum of fair values of contracts with each counterparty, if the net value is positive, at the reporting date.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

INTEREST RATE RISK MANAGEMENT

     NYLIAC enters into various types of interest rate contracts primarily to minimize exposure of specific assets held by NYLIAC to fluctuations in interest rates.

     The following table summarizes the notional amounts and credit exposures of interest rate related derivative transactions (in thousands):

                                                     1999                    1998
                                             --------------------    --------------------
                                             NOTIONAL     CREDIT     NOTIONAL     CREDIT
                                              AMOUNT     EXPOSURE     AMOUNT     EXPOSURE
                                             --------    --------    --------    --------
Interest Rate Swaps                          $225,000      $--       $125,000     $9,125
Interest Rate Floors                         $150,000      $92       $150,000     $  748

     Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional amount. Swap contracts outstanding at December 31, 1999 are between four years, seven months and nineteen years in maturity. At December 31, 1998 such contracts were between six years, eight months and nineteen years, four months in maturity. NYLIAC does not act as an intermediary or broker in interest rate swaps.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INTEREST RATE RISK MANAGEMENT -- (CONTINUED)
     The following table shows the type of swaps used by NYLIAC and the weighted average interest rates. Average variable rates are based on the rates which determine the last payment received or paid on each contract; those rates may change significantly, affecting future cash flows:

                                                                1999        1998
                                                              --------    --------
Receive -- fixed swaps -- Notional amount (in thousands)      $225,000    $125,000
  Average receive rate                                            6.50%       6.64%
  Average pay rate                                                5.17%       5.65%

     During the term of the swap, net settlement amounts are recorded as investment income or expense when earned. Fair values of interest rate swaps were ($8,420,000) and $9,125,000 at December 31, 1999 and 1998, respectively, based on broker/dealer quotations.

     Interest rate floor agreements entitle NYLIAC to receive amounts from counterparties based upon the difference between a strike price and current interest rates. Such agreements serve as hedges against declining interest rates on a portfolio of assets. Amounts received during the term of interest rate floor agreements are recorded as investment income.

     At December 31, 1999 and 1998, unamortized premiums on interest rate floors amounted to $315,000 and $372,000, respectively. Fair values of such agreements were $92,000 and $748,000 at December 31, 1999 and 1998, respectively, based on broker/dealer quotations.

COMMODITY RISK MANAGEMENT

     NYLIAC has a bond investment with interest payments linked to the price of crude oil. NYLIAC has entered into a commodity swap with a total notional amount of $7,500,000 as a hedge against this commodity risk. The credit exposure of the swap was $0 and $136,000 at December 31, 1999 and 1998, respectively.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 1999 and 1998, $246 million and $571 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others, but were fully collateralized in an account held in trust for NYLIAC. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 1999 of $620 million ($139 million at December 31,
1998) approximates fair value. The

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
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

LOANED SECURITIES AND REPURCHASE AGREEMENTS -- (CONTINUED) investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $393 million for the year ended December 31, 1999 ($335 million for 1998 and $239 million for 1997) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $12 million for its share of the net periodic post-retirement benefits expense in 1999 ($8 million and $9 million in 1998 and 1997, respectively) and $3 million for the post-employment benefits expense in 1999 ($2 million in 1998 and 1997) under the provisions of the Service Agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, in 1999 New York Life concluded a comprehensive expense reduction program expected to streamline processes and improve profitability. As a result of job eliminations and early retirement benefits as defined in management's termination plan, NYLIAC was allocated $16 million for its share of these restructuring costs in 1999, which are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     At December 31, 1999 and 1998, NYLIAC has a net liability of $80 million and $63 million, respectively for the above described services which are included in other liabilities in the accompanying Balance Sheet.

     In 1999 NYLIAC sold a $197 million Corporate Sponsored Variable Universal Life (CSVUL) policy and a $82 million Corporate Sponsored Universal Life (CSUL) policy to a Voluntary Employee Benefit Association (VEBA) trust. This trust was established to fund New York Life's retired employees medical and dental benefits. In addition, in 1999 and 1998, NYLIAC sold a Corporate Owned Life
(COLI) policy to New York Life for $180 million and $250 million in premiums, respectively. These policies were sold on the same basis as policies sold to unrelated customers.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Federal income taxes paid were $48 million, $67 million, and $126 million during 1999, 1998 and 1997, respectively.

     Total interest paid was $30 million, $27 million and $35 million during 1999, 1998 and 1997, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     In 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance, which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The Delaware Insurance Department has adopted the Codification guidance, effective January 1, 2001. NYLIAC has not estimated the potential effect of the Codification guidance on its financial statements.

     At December 31, 1999 and 1998, statutory stockholder's equity was $1,130 million and $1,095 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 14 -- STATUTORY FINANCIAL INFORMATION -- (CONTINUED)
     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends can not be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations.

     No dividends were paid or declared for the years ended December 31, 1999, 1998 and 1997.

     As of December 31, 1999, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $625 million. The maximum amount of dividend which may be paid in 2000 without prior approval is $113 million.

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

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting in 1999 for the cost of computer software developed or obtained for internal use.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 1, 2000

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